                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            Information Required in
                                Proxy Statement
                            Schedule 14A Information

     Proxy Statement Pursuant to Section 14(a) of the Securities
     Exchange Act of 1934 (Amendment No. -  )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

     DEKALB GENETICS CORPORATION

     (Name of Registrant as Specified in Its Charter)





     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the
     filing fee is     calculated and state how it was determined.)
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:


[    ]    Fee paid previously with preliminary materials.
[    ]    Check box if any part of the fee is offset as provided by Exchange Act
     Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

     DEKALB Genetics Corporation



     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     January 20, 1998


     The Annual Meeting of Stockholders of DEKALB Genetics Corporation (the "Company") will be held at the DeKalb County Farm Bureau, 1350 West Prairie Drive, Sycamore, Illinois 60178, on Tuesday, January 20, 1998 at 3:00 p.m., Central Standard Time, for the following purposes:

     (1)  To elect four directors.

     (2) To approve proposed amendment to the Restated Certificate of Incorporation of DEKALB Genetics Corporation.

     (3) To approve amended and restated DEKALB Genetics Corporation Long-Term Incentive Plan.

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                       3
     Enclosed herewith is a Proxy Statement setting forth information with respect to the election of directors, the approval of the amendment to the Restated Certificate of Incorporation, the approval of the amended and restated Long-Term Incentive Plan and certain other information.

     Only stockholders holding shares of Class A Common Stock of record at the close of business on November 21, 1997 will be entitled to vote at the meeting.

     Class A Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person.

                              By Order of the Board of Directors


                              John H. Witmer, Jr., Secretary



November 24, 1997









                                       4
     DEKALB Genetics Corporation
     3100 Sycamore Road
     DeKalb, Illinois 60115

     PROXY STATEMENT
     for
     ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of DEKALB Genetics Corporation (the "Company") to be held on January 20, 1998, or at any adjournment or adjournments thereof, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are located at 3100 Sycamore Road, DeKalb, Illinois 60115.

     The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised by written notice of revocation given to the Secretary of the Company or by filing with him a later dated proxy. All shares of the Company's Class A Common Stock, without par value, represented by properly executed and unrevoked proxies will be voted if such proxies are received in time for the meeting. Such proxies and this Proxy Statement are being sent to stockholders on or about November 24, 1997.


     OUTSTANDING SHARES AND VOTING RIGHTS


     Only holders of shares of Class A Common Stock of record at the close of business on November 21, 1997 will be entitled to vote at the meeting. At the
record date, there were outstanding           shares of Class A Common Stock.
                                    ---------
In addition, the Company had outstanding on such date            shares of Class
                                                      ----------
B Common Stock which are not entitled generally to vote. Each share of Class A Common Stock is entitled to one vote upon each matter to be voted on at the meeting. Stockholders do not have the right to cumulate votes in the election of directors and directors will be elected by a plurality of the votes cast. Consequently, votes that are withheld in the election of directors and broker non-votes will not affect the outcome of the election of directors.


     COST AND METHOD OF PROXY SOLICITATION


     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such material by mail to each beneficial owner of shares of the Company's Class A Common Stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.


     INFORMATION CONCERNING NOMINEES FOR DIRECTOR AND
     OTHER DIRECTORS WHO WILL CONTINUE IN OFFICE


     At the meeting, three directors (Bruce P. Bickner, Dr. Charles J. Arntzen and Virginia Roberts Holt) are to be elected to hold office for a term of three years or until his or her successor is duly elected and qualified. H. Blair White became 70 years of age during August, 1997. However, in accordance with the provisions of the By-Laws of the Company, the Board of Directors waived the age limitation to permit Mr. White to be nominated for, and if elected, to serve, an additional year. Accordingly, Mr. White has been nominated to the class of directors whose terms will expire in 1999 and the Board has increased

                                       2
the size of such class by one and decreased by one the size of the class of directors whose terms expire in 2001.

     Proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of the four persons named as nominees, each of whom has served continuously as a director of the Company since the date indicated below. All nominees were elected as directors by vote of the stockholders. In the event any of the nominees, all of whom have expressed an intention to serve if elected, fail to stand for election, the persons named in the enclosed form of proxy may vote for substitute nominees in their discretion.

     There are eight directors whose present terms of office will continue after the meeting until 1999 or 2000, as indicated below. Each has served continuously as a director of the Company since the date indicated beside his or her name.

     Also set forth below is the principal occupation of each nominee and continuing director during the past five years.













                                       3

                                                    Age          Director Since

        Name and Principal Occupation



Nominee for Director Whose Term Will Expire in
1999:

H. Blair White                                      70          August 29, 1988
     Mr. White is Of Counsel to Sidley &
     Austin, a law firm that provides legal
     services to the Company. Mr. White is
     Chairman of the Compensation Committee
     and of the Executive Committee.


Nominees for Director Whose Terms Will Expire in 2001:

Bruce P. Bickner                                    54           June 15, 1988
     Mr. Bickner is Chairman and Chief
     Executive Officer of the Company.  Mr.
     Bickner was Chairman of the Board and
     Chief Executive Officer of DEKALB Energy
     Company until November 1992. He is a
     director of Castle BancGroup, Inc. and
     NICOR Inc. Mr. Bickner is a member of the
     Executive Committee.

Dr. Charles J. Arntzen                              56           August 1, 1990
     Dr. Arntzen is President and Chief
     Executive Officer of the Boyce Thompson
     Institute for Plant Research, Inc.  He
     was Manager, Plant Biotechnology Program,
     Institute of Biosciences and Technology
     of Texas A & M University until he
     assumed his present position in August
     1995.  He also serves on the University
     of Chicago's Board of Governors for the
     Argonne National Laboratory. Dr. Arntzen
     is Chairman of the Audit Committee.

                                                    42          January 16, 1996

Virginia Roberts Holt
     Mrs. Holt is President of Charles A. Lowe
     & Associates, an audiology practice.















                                                                 2



Directors Whose Terms Will Expire in 1999:          66          August 29, 1988

Allan Aves
     Mr. Aves is a farmer and is a director of the Illinois Farm Bureau, the former
     President and a director of the DeKalb
     County Farm Bureau and the former
     President and Chairman of the Board of
     the American Soybean Association. He is a member of the Audit Committee.

Douglas C. Roberts                                  45          August 29, 1988
     Mr. Roberts is Vice President-Marketing
     of the Company.  He held the position of
     Director, U.S. Business Units of the
     Company's seed division from May 1993
     until February 1995 when he was elected
     to his present position. He was Corn
     Product Director of the Company's seed
     division until May 1993.  Mr. Roberts is
     a member of the Executive Committee.

Paul H. Hatfield                                    61          October 13, 1992
     Mr. Hatfield is Chairman, President and
     Chief Executive Officer of Petrolite
     Corporation, a manufacturer of specialty
     chemicals.  He was Chairman of Hatfield
     Capital Group, a private investment
     company, from February 1995 until
     November 1995.  He was Vice President of
     Ralston Purina Company and President and
     Chief Executive Officer of Protein
     Technologies International until February
     1995.  He is a director of Petrolite
     Corporation and PENWEST, Ltd.  Mr.
     Hatfield is a member of the Audit
     Committee.

Dr. Robert T. Fraley                                44           April 16, 1996
     Dr. Fraley is Co-President, Ag Sector, a
     Unit of Monsanto Company.  Until he
     assumed his present position in        ,
                                     -------
     1997, he was President of Ceregen, a unit
     of Monsanto Company that develops
     chemical, biotechnology and seed products
     for agriculture.  He was Group Vice
     President and General Manager of the New
     Products Division of Monsanto Company
     until January 1995.  He was Vice
     President of Technology  with
     responsibility for crop chemical and
     plant biotechnology research and
     development for The Agricultural Group of
     Monsanto Company until February 1993.  He
     is a director of Calgene, Inc.  Dr.
     Fraley is a member of the Executive
     Committee.

Directors Whose Terms Will Expire in 2000

Tod R. Hamachek                                     51            June 1, 1992
     Mr. Hamachek is President and Chief
                                                                 2
     Executive Officer of PENWEST, Ltd., a
     leading supplier of corn-based specialty
     products for the paper industry, food
     grade starches for the food and
     confectionery industries, and non-active
     ingredients for the pharmaceutical
     industry. He is a director of PENWEST,
     Ltd., Northwest Natural Gas Company and
     The Seattle Times Co.  Mr. Hamachek is a
     member of the Compensation Committee.

John T. Roberts                                                   July 1, 1993
     Mr. Roberts is a Private Investor.  He
     was Chief Financial Officer and Treasurer
     of Quest Environmental Resources
     Corporation until July 1997.  Mr. Roberts
     is a member of the Compensation                39
     Committee.

Richard O. Ryan                                     55           June 15, 1988
     Mr. Ryan is President and Chief Operating
     Officer of the Company.  Mr. Ryan is a
     member of the Executive Committee.

William M. Ziegler                                  40          January 13, 1997
     Mr. Ziegler is Special Projects Director
     for the Ag Sector of Monsanto Company.
     He was Special Projects Director of
     Ceregen, a unit of Monsanto Company that
     develops chemical, biotechnology and seed
     products for agriculture until he assumed
                                                                 3
     his present position in              ,
                             -------------
     1997.  He was Business Director, Corn and
     Soybeans of Ceregen until November 1996.
      He was with Booz, Allen & Hamilton until
     March 1993.


























                                                                 4

                       BOARD OF DIRECTORS AND COMMITTEES

     The business of the Company is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. During fiscal 1997, the Board of Directors held four meetings. All of the directors attended at least 75 percent of the meetings of the Board and of the Committees on which they served during the year. Directors who are not employees of the Company or nominees of Monsanto Company are paid $14,000 annually, plus $1,000 per day for attending meetings of the Board of Directors, meetings of the committees of the Board of Directors or for attending other meetings at the request of the Company, plus expenses for attending meetings. An additional fee of $1,000 per year is paid to each of the Chairmen of the Executive, Compensation and Audit Committees.

     Pursuant to the DEKALB Genetics Corporation Director Stock Option Plan (the "Director Plan"), directors who are not officers or employees of the Company or nominees of Monsanto Company may elect to receive options to purchase shares of Class A Common Stock of the Company in lieu of cash compensation ("Director Options"). The number of shares of Class A Common Stock subject to each Director Option shall be equal to the nearest number of whole shares determined by dividing the amount of the Annual Retainer and Meeting Fees by 25 percent of the Fair Market Value (as defined below) of a share of Class A Common Stock on the date of the annual meeting of stockholders of the Company. For purposes of the Director Plan, the "Annual Retainer" is equal to the amount the director will be entitled to receive for serving as a director in the relevant year and the "Meeting Fees" are equal to the amounts the director will be entitled to receive for attendance at all regularly scheduled meetings of the Board of Directors or any committee of the Board of Directors of which he is a member in the relevant year. If a director does not attend such a Board of Directors or committee meeting (including non-attendance because any meeting was not held), the director will forfeit that portion of the Director Options related to the Meeting Fees for that meeting. The per share exercise price of the Class A Common Stock subject to each Director Option will be 75 percent of the Fair Market Value of a share of Class A Common Stock on the date prior to the date such Director Option was granted. Under the Director Plan, the "Fair Market Value" of a share of Class A Common Stock is the last price per share at which a share of the Company's Class B Common Stock is sold in the regular way on the New York Stock Exchange on the day prior to the day each Director Option is granted, or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     The Executive Committee is authorized to act in lieu of the Board between meetings of the Board and recommends to the Board nominees for the Board. The Executive Committee will consider suggestions for Board nominees by shareholders if such suggestions are received in writing by the Secretary of the Company on
or before May 31 of each year.  The Executive Committee held     meetings during
                                                             ---
fiscal 1997.

     The Audit Committee reviews periodically with independent auditors the performance of the services for which such auditors are engaged, including reviewing the scope of the annual audit and its results, reviewing the adequacy of the Company's internal accounting controls with management and auditors, and reviewing fees charged by the Company's independent auditors. The Audit Committee held three meetings during fiscal 1997.

     The Compensation Committee reviews and recommends to the Board of Directors compensation to be paid to senior officers of the Company. During fiscal 1997, the Compensation Committee held four meetings. Certain members of the Board of Directors serve, along with officers of the Company, on committees administering various employee benefit plans of the Company.

     APPROVAL OF PROPOSED AMENDMENT TO THE RESTATED
                                       2
     CERTIFICATE OF INCORPORATION

     The Board of Directors has approved an amendment to the Company's Restated Certificate of Incorporation (the "Proposed Amendment") to increase the number of authorized shares of Class A Common Stock to 35,000,000 and to increase the number of authorized shares of Class B Common Stock to 130,000,000. The Proposed Amendment is set forth in Exhibit A to this Proxy Statement and the description of the Proposed Amendment contained herein is qualified in its entirety by reference to the full text of such Exhibit A.


PURPOSES AND EFFECT OF THE PROPOSED AMENDMENT

     The Restated Certificate of Incorporation of the Company currently provides that the total number of shares of Class A Common Stock that the Company is authorized to issue is 15 million and that the total number of shares of Class B Common Stock that the Company is authorized to issue is 40 million. In addition, the Restated Certificate of Incorporation provides that the Company is authorized to issue 500,000 shares of Preferred Stock.

     At the Record Date,            shares of Class A Common Stock were issued
                         ----------
and outstanding and reserved for issuance.  At the Record Date,
                                                                ----------
shares of Class B Common Stock were issued and outstanding and reserved for issuance. No shares of Preferred Stock of the Company were issued or outstanding or reserved for issuance. Accordingly, at the Record Date the
Company had available for issuance an aggregate of only      shares of Class A
                                                        ----
Common Stock and      shares of Class B Common Stock.
                 ----

     The Proposed Amendment provides that the authorized capital stock of the
Company consists of a total of            million shares, consisting of (i)
                               ----------

                                       3
           million shares of Class A Common Stock, (ii)            million
----------                                              ----------
shares of Class B Common Stock and (iii) 500,000 shares of Preferred Stock.

     The purpose of the proposed increase in the number of authorized shares of Class A and Class B Common Stock of the Company is to ensure that additional shares will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors. Although there are no present arrangements, agreements or understandings for the issuance of additional shares of Class A or Class B Common Stock (other than the shares previously reserved for issuance, which are included in the share numbers listed above), the Board of Directors believes that the availability of the additional authorized shares for issuance upon approval of the Board without the necessity for, or the delay inherent in, a meeting of the stockholders of the Company will be beneficial to the Company and its stockholders by providing the Company with the flexibility required to promptly consider and respond to future business opportunities and needs as they arise.

     If the Proposed Amendment is approved by the holders of Class A Common Stock, the Board of Directors does not presently intend to seek further stockholder approval with respect to any particular issuance of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules and regulations of the New York Stock Exchange or such other stock exchange on which the securities of the Company may then be listed.

     Stockholders of the Company do not have any preemptive or similar rights to subscribe for or purchase any additional shares that may be issued in the future and, therefore, future issuances, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing stockholders.


                                       4
     The proposed increase in the authorized number of shares could have an anti-takeover effect, although that is not its purpose. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Class A Common Stock, thereby diluting the voting power of the other outstanding shares of Class A Common Stock and increasing the potential cost of the takeover. The availability of this defensive strategy could discourage unsolicited takeover attempts, thereby limiting the opportunity for the stockholders to realize a higher price for their shares than might otherwise be available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented for the purpose of creating an anti-takeover device.


VOTES REQUIRED FOR APPROVAL

     Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote at the meeting. Consequently, shares of Class A Common Stock which are voted to abstain from voting on the approval of the Proposed Amendment and shares which are not voted with respect to such approval (including broker non-votes) will have the effect of a vote against the Proposed Amendment.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                              PROPOSED AMENDMENT.

                        APPROVAL OF AMENDED AND RESTATED
                            LONG-TERM INCENTIVE PLAN


                                       5
     The Board of Directors has amended and restated the DEKALB Genetics Corporation Long-Term Incentive Plan. Such Incentive Plan was originally approved in 1988 by the then sole stockholder of the Company and was amended with stockholder approval in 1992 to authorize certain grants thereunder and in 1996 to increase the number of shares available for grant thereunder and to place limitations on the number of shares subject to awards and on the number of shares subject to awards to any participant in any year. Such Incentive Plan, as amended and restated (the "Plan"), is set forth in Exhibit B to this Proxy Statement and the description of the Plan contained herein is qualified in its entirety by reference to the full text of such Exhibit B. The changes to the Plan since the amendments last approved by the stockholders are indicated by boldfaced type on Exhibit B.

     The purpose of the Plan is to advance the interests of the Company, its shareholders and its subsidiaries by attracting, retaining and stimulating the performance of officers and other key employees of the Company and consultants and other advisors to the Company and to encourage and enable such individuals to acquire and retain a proprietary interest in the Company. The Plan provides that it is administered by the Stock Option Committee appointed by the Board of Directors of the Company (the "Committee") and that the Committee has sole discretion and authority to determine from among eligible officers, key employees, consultants and advisors to whom and the time or times at which stock options ("Options"), restricted stock ("Restricted Stock") and stock appreciation rights ("SARs") under the Plan may be granted or awarded, the number of shares of Class A or Class B Common Stock to be subject to each Option, SAR or Restricted Stock award and all other determinations necessary or advisable in the administration of the Plan. Each grant of an Option or SAR and each award of Restricted Stock under the Plan shall be on such terms and provisions consistent with the Plan as the Committee may determine. The Plan also permits the grant of stock indemnification rights although the Committee does note anticipate that it will grant stock indemnification rights.
                                       6

     The maximum number of shares of Class A and Class B Common Stock of the Company authorized and reserved for issuance under the Plan is equal to 4,405,830, subject to adjustment in the event of certain changes in the Company's corporate structure or capital stock. If an Option or SAR terminates for any reason without being wholly exercised or if Restricted Stock is forfeited for any reason, the number of shares subject to such Option or SAR and not purchased pursuant to such Option or SAR or the number of shares of such forfeited Restricted Stock again becomes available for future grants under the Plan.

     The Plan provides that no Option, SAR or Restricted Stock may be granted or awarded if and to the extent that such grant or award would cause the total number of shares of Common Stock subject to then outstanding and unexercised Options and SARs, plus the total number of shares of Restricted Stock awarded under the Plan (other than shares no longer subject to restrictions under the Plan) to exceed 81/2% of the total number of shares of Common Stock outstanding at the time of such grant or award. In addition, the maximum number of shares of Common Stock available for grants or awards to any participant in any fiscal year shall not exceed 300,000 shares (subject to adjustment as provided in the Plan).

     Grants of Options and SARs. The Plan provides for the granting of Options through either incentive stock options as defined under Section 422A of the Code ("ISOs") or nonqualified stock options.

     The per share exercise price of Common Stock subject to Options will be determined by the Committee, but such price shall not be less than the last price per share at which the Class B Common Stock is sold in the regular way on the New York Stock Exchange on the day the Option is granted, or, in the absence of any reported sales on such day, the first preceding day on which there were
                                       7
such sales (the "Fair Market Value"). If the Class B Common Stock is not listed on the New York Stock Exchange, the Committee may determine the Fair Market Value of such Options or SARs in any way it considers appropriate.

     The Plan provides that the Committee may grant an SAR with respect to an Option (concurrently with the grant of such Option or at a later time and as to all or any portion of the shares subject to such Option) or alone. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock or cash or any combination thereof. The Plan provides that upon the exercise of an SAR the number of shares of Common Stock which shall be issuable shall be determined by dividing (i) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds either (A) in the case of an SAR related to an Option, the purchase price of the shares under such Option or (B) in the case of an SAR which is not related to an Option, an amount equal to the Fair Market Value of the Common Stock on the date of grant, by (ii) the Fair Market Value of a share of Common Stock on the exercise date. The Plan provides that in lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay cash or any combination of cash and shares of Common Stock equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable.

     The term of each Option or SAR granted shall be determined by the Committee, provided that (i) except as otherwise provided in the Plan, the Committee may, in its discretion, terminate outstanding Options or SARs or accelerate the exercise dates thereunder, upon 60 days written notice to the participant, (ii) the period during which each ISO shall be exercised shall be not late than ten years from the date of grant and (iii) the term of each SAR shall not exceed ten years and one day from the date of grant.

                                       8
     Options and SARs may not be exercised unless and until the participant has remained in the employ of the Company or its subsidiaries for six months (or such longer term as may be established by the Committee) from the date of grant, except in the case of the participant's death, retirement on or after his sixty-fifth birthday or permanent and total disability of the participant within such six-month period. If a participant dies at any time after his Option or SAR is granted and while in the employ of the Company or its subsidiaries or within 60 days after termination of such employment, the executor or administrator of such participant's estate or a permitted transferee shall have the right, for a three-year period after the date of the participant's death, to exercise the Option or SAR, subject to the provisions described in the preceding paragraph. If a participant dies within 60 days after the termination of his employment the Option or SAR may be exercised only to the extent it was exercisable at the date of termination of employment and not exercised. If a participant retires on or after his sixty-fifth birthday or becomes permanently and totally disabled at any time after an Option or SAR is granted, the participant shall have the right, during the three-year period after such retirement or disability to exercise the Option or SAR, subject to the provisions described in the preceding paragraph.

     If, on or after six months from the date of grant of an Option or SAR (or such longer time as may be established by the Committee), the participant's employment is terminated for any reason, other than (i) death, (ii) permanent and total disability, (iii) retirement on or after age 65, (iv) retirement on or after age 55, (v) retirement on or after age 50 but on or after a date on which a participant's age plus years of service equals or exceeds 65, (vi) a separation negotiated and agreed to between a participant and the Company, (vii) voluntary resignation, (viii) elimination of a participant's position at the Company, (ix) poor job performance or (x) serious misconduct, then the participant shall have the right, during the 60-day period after such termination, to exercise the Option or SAR to the extent it was exercisable and
                                       9
not exercised prior to the date of such termination. If a participant's employment with the Company or its subsidiaries is terminated for "serious misconduct" (including, but not limited to, embezzlement or misappropriate of corporate funds, other acts of dishonesty, significant activities harmful to the reputation of the Company or its subsidiaries, a significant violation of the Company or subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the participant, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or its subsidiaries), the right to exercise the Option or SAR shall immediately terminate and all rights thereunder shall cease.

     If a participant's employment is terminated because either (i) the participant retires on or after age 55, (ii) the participant retires on or after age 50 but on or after a date on which such participant's age plus years of service equals or exceeds 65 or (iii) the position held by the participant is eliminated by the Company, then the participant will have the right, during the one-year period after such termination to exercise the Option or SAR. If a participant's employment is terminated on a basis negotiated and agreed to by the Company and the participant, then the participant will have the right during a period ending after such termination determined by the Committee (not longer than three years or shorter than 60 days) to exercise the Option or SAR. If a participant's employment is terminated because the participant voluntarily resigns or because of poor job performance, then the participant will have the right, during the 60-day period after such termination, to exercise the Option or SAR.

     No Option or SAR may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated except (i) by will or by the laws of descent and distribution, (ii) pursuant to a domestic relations order, (iii) to one or more of the participant's Immediate Family Members, (iv) to a trust or trusts for the exclusive benefit of one or more of the participant's Immediate Family Members,
                                       10
(v) to a partnership or limited liability company in which one or more of the participant's Immediate Family Members are the only partners or members, (vi) to a person for whom the participant is the legal guardian and (vii) to such other persons or entities approved in advance by the Committee. An "Immediate Family Member" is any child, stepchild, grandchild, sibling, spouse of any of the foregoing, spouse, parent, stepparent, grandparent, mother-in-law, niece, nephew, aunt or uncle and shall include adoptive relationships.

     The Plan provides that a participant, whether or not his Options are exercisable, shall, in the sole discretion of the Committee (determined either at the date of grant of an Option or thereafter), be entitled to receive a cash payment from the Company, as and when cash dividends are payable to holders of Common Stock, in an amount equal to the cash dividend which would be paid to such participant in respect of all shares subject to such Options were such participant the holder of such shares on the record date for such cash dividend.

     The Plan contains additional provisions restricting the grants of and the terms of grants of ISOs.

     Awards of Restricted Stock. The Plan provides that the Committee may grant awards of shares of Restricted Stock in such amounts and on such terms and conditions as it may determine. In addition to the restrictions on transfer described below, the Committee may impose other restrictions on shares of Restricted Stock, including restrictions under federal and state securities laws and under the requirements of any stock exchange or association on which the Common Stock is then listed.

     Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time, not exceeding ten years, as the Committee shall determine (the "Restricted Period"), subject to earlier satisfaction of other conditions as specified by the Committee. If
                                       11
the holder of Restricted Stock retires on or after his sixty-fifth birthday or if such a holder's employment terminates during the Restricted Period because of his death or permanent and total disability, the Restricted Period shall lapse and, except for any other restrictions imposed on the Restricted Stock by the Committee, the shares of Restricted Stock shall be free of restrictions and freely transferable. If a holder of Restricted Stock terminates his employment during the Restricted Period for any reason other than as described in the preceding sentence, any shares of Restricted Stock subject to restrictions at the date of such termination shall be forfeited and returned to the Company. If a holder of Restricted Stock is involuntarily terminated by the Company other than for serious misconduct (as defined in the Plan and described above), the Committee may waive the automatic forfeiture of any or all shares of Restricted Stock.

     General. The Board of Directors of the Company may amend, modify or terminate the Plan, provided that no such amendment, modification or termination may be made without the approval of the shareholders of the Company which (i) increases the total number of shares of Common Stock subject to the Plan (except as provided by certain terms of the Plan), (ii) changes the manner of determining the Option or SAR price, (iii) withdraws the administration of the Plan from the Committee or the Board of Directors of the Company, (iv) extends the maximum period or reduces the minimum period during which Options or SARs may be exercised or the maximum Restricted Period, or (v) changes the class of persons who may become participants in the Plan. Further, no amendment, modification or termination of the Plan may affect any Option or SAR theretofore granted or Restricted Stock theretofore awarded without the consent of the participant or a permitted transferee of the Option, SAR or Restricted Stock.

     Federal Income Tax Consequences. The following is a brief summary of the U.
S. federal income tax consequences of awards made under the Plan.

                                       12
     A participant will not recognize any income upon the grant of an Option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified Option equal to the excess of the fair market value of the shares purchased over the exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the ISO was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

     A participant who is granted SARs will not recognize any taxable income upon the grant of the SARs. Upon exercise, the participant will recognize taxable compensation in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

     A participant will not recognize taxable income at the time of the grant of Restricted Stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time such Restricted Stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares of Restricted Stock at such time over the amount, if any, paid for such shares. The amount of ordinary
                                       13
income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. In addition, a participant receiving dividends with respect to shares of Restricted Stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of November 21, 1997 the beneficial ownership of the Class A and Class B Common Stock of the Company (including shares as to which a right to acquire ownership exists (e.g., through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934) of each director and director nominee, each Named Executive Officer (as defined below) and all directors and executive officers as a group. All share and per share numbers in this Proxy Statement have been revised to reflect the two-for-one split of the Class A and Class B Common Stock to shareholders of record on July 25, 1997:







                                       14

                                   Number of Shares of Common Stock Owned
                                    Beneficially and Percentages of Each
                                                   Class
                                    Outstanding on November 21, 1997 (1)



                                     Class A        %     Class B      %


Dr.Charles J. Arntzen(2)            39,258        .              -       -
                                                   ---

Allan Aves(3)                       85,770         .             -       -
                                                  - ---

Bruce P. Bickner(4)                365,088         .             -       -
                                                  - ---

Richard T. Crowder(5)               62,533        .              -       -
                                                   ---

Dr. Robert T. Fraley                     -          -            -       -
Tod R. Hamachek(6)                  49,654         .             -       -
                                                  - ---

Paul H. Hatfield(7)                 65,018         .             -       -
                                                  - ---

Virginia Roberts Holt(8)(9)        2,753,369      (17)      65,020    .
                                                                       ---

Thomas R. Rauman(10)                66,467        .          1,092    .
                                                   ---                 ---

Douglas C. Roberts(9)(11)          2,753,369      (17)      71,870    .
                                                                       ---

John T. Roberts(9)(12)             2,753,369      (17)      57,446    .
                                                                       ---

Richard O. Ryan(13)                209,400         .        25,100    .
                                                  - ---                ---

H. Blair White(14)                 127,392         .             -       -
                                                  - ---

John H. Witmer, Jr.(15)            123,600         .             -       -
                                                  - ---

William M. Ziegler                       -          -            -       -
 All of the above and all
   other executive officers as a
 group    (19 persons)(16)        3,926,568(17    .   (1   224,128    .
                                                -- ---                 ---
                                             )         7)






















                                                                 2




(1) The Securities and Exchange Commission defines the beneficial owner of a security as including any person who has sole or shared voting or investment power with respect to such security. Unless otherwise noted, the named individual has sole voting and investment power with respect to the shares of Class A (voting) Common Stock and sole investment power with respect to the shares of Class B (non-voting) Common Stock listed.

(2) 39,258 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(3) Includes 84,870 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(4) Includes 351,300 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998. 58,000 of such shares subject to options are held in a family limited partnership in which Mr. Bickner is the general partner.

(5) 62,533 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(6) 49,654 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(7) 65,018 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(8) The number of shares of Class A Common Stock reported represents (i) 2,671,650 shares of Class A Common Stock held pursuant to a Voting Trust Agreement of which Virginia Roberts Holt is a Voting Trustee, plus (ii) 81,719 shares of Class A Common Stock subject to options granted to Virginia Roberts Holt, Douglas C. Roberts or John T. Roberts which may be acquired on or prior to January 20, 1998 (12,950 of which shares relate to options granted to Virginia Roberts Holt). All of such shares are also reported in this table as being beneficially owned by Douglas C. Roberts and John T. Roberts. Of the 2,671,650 shares of Class A Common Stock held pursuant to the Voting Trust Agreement, 860,216 shares are represented by a Trust Certificate held by Virginia Roberts Holt. Included are 118,184 shares of Class A Common Stock which (together with 52,760 shares of Class B Common Stock) are held in trusts for the benefit of the children of Virginia Roberts Holt of which she or her spouse is the trustee. The provisions of such Voting Trust Agreement and related agreements are described under "Certain Shareholder Agreements." The shares of Class B Common Stock listed above include 7,570 shares of Class B Common Stock held by her spouse.

(9) Douglas C. Roberts, John T. Roberts and Virginia Roberts Holt are brothers and sister.

(10) Includes 66,467 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(11) The number of shares of Class A Common Stock reported represents (i) 2,671,650 shares of Class A Common Stock held pursuant to a Voting Trust Agreement of which Douglas C. Roberts is a Voting Trustee, plus (ii) 81,719 shares of Class A Common Stock subject to options granted to Virginia Roberts Holt, Douglas C. Roberts or John T. Roberts which may be acquired on or prior to January 20, 1998 (23,933 of which shares relate to options granted to Douglas C. Roberts). All of such shares are also reported in this table as being beneficially owned by Virginia Roberts Holt and John T. Roberts. Of the 2,671,650 shares of Class A Common Stock held pursuant to
                                       2
     the Voting Trust Agreement, 836,322 shares are represented by a Trust Certificate held by Douglas C. Roberts. Included are 135,708 shares of Class A Common Stock which (together with 19,902 shares of Class B Common Stock) are held in trusts for the benefit of the children of Douglas C. Roberts of which he or his spouse is the trustee. The provisions of such Voting Trust Agreement and related agreements are described under "Certain Shareholder Agreements." The shares of Class B Common Stock listed above include 3,370 shares of Class B Common Stock held by his spouse.

(12) The number of shares of Class A Common Stock reported represents (i) 2,671,650 shares of Class A Common Stock held pursuant to a Voting Trust Agreement of which John T. Roberts is a Voting Trustee, plus (ii) 81,719 shares of Class A Common Stock subject to options granted to Virginia Roberts Holt, Douglas C. Roberts or John T. Roberts which may be acquired on or prior to January 20, 1998 (44,836 of which shares relate to options granted to John T. Roberts). All of such shares are also reported in this table as being beneficially owned by Virginia Roberts Holt and Douglas C. Roberts. Of the 2,671,650 shares of Class A Common Stock held pursuant to the Voting Trust Agreement, 846,678 shares are represented by a Trust Certificate held by John T. Roberts. Included are 112,194 shares of Class A Common Stock which (together with 42,306 shares of Class B Common Stock) are held in trusts for the benefit of the children of John T. Roberts of which he or his spouse is the trustee. The provisions of such Voting Trust Agreement and related agreements are described under "Certain Shareholder Agreements." The shares of Class B Common Stock listed above include 7,570 shares of Class B Common Stock held by his spouse.

(13) Includes 200,267 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998. 8,000 shares of Class B Common Stock are held in the S. Orville Ryan Family Foundation of which Mr. Ryan is the President.
                                       3

(14) Includes 71,904 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(15) Includes 120,600 shares of Class A Common Stock subject to options which may be acquired on or prior to January 20, 1998.

(16) Includes 1,301,043 shares of Class A Common Stock subject to options which may be acquired on or before January 20, 1998.

(17) As shown in footnotes 8, 11 and 12 and as described under `Certain Shareholder Agreements,' Douglas C. Roberts, John T. Roberts and Virginia Roberts Holt share voting power with respect to 2,671,650 shares of Class A
     Common Stock.  Accordingly, such shares (which represent       % of the
                                                              ------
     outstanding shares of Class A Common Stock on November 21, 1997) are accounted for in this table at three different places. So that the actual impact of their ownership can be better understood, such multiple counting has been eliminated in the total number reported as beneficially owned by all directors and executive officers. The dispositive power and economic benefits of each of them with respect to such shares, as a percent of the total outstanding shares of Class A Common Stock, is Douglas C. Roberts
     (      %), John T. Roberts (      %) and Virginia Roberts Holt (      %).
      ------                     ------                              ------


     PRINCIPAL STOCKHOLDERS

     The following table sets forth as of November 21, 1997 the beneficial ownership of the Company's Class A Common Stock of each person known by the Company to own beneficially more than five percent of such class of securities and the percentage of all shares of Class A Common Stock that such number of shares represents:
                                       4

                                                         Percentage of
                                                          Outstanding
                                                           Shares of
                                      Shares Owned          Class A
         Name and Address           Beneficially (1)     Common Stock


John T. Roberts
Virginia Roberts Holt
Douglas C. Roberts
Charles C. Roberts
Mary R. Roberts
   c/o Douglas C. Roberts
       DEKALB Genetics Corporation
       3100 Sycamore Road
       DeKalb, Illinois 60115         2,753,369(2)            .   %
                                                            -- ---

Monsanto Corporation (3)                 485,442              .   %
                                                            -- ---
    800 North Lindbergh Blvd.
    St. Louis, Missouri  63167

Bruce P. Bickner (4)                     365,088              .
                                                             - ---
     11702 Deerpath Road
     Sycamore, Illinois 60178

(1) The Securities and Exchange Commission defines the beneficial owner of a security as including any person who has sole or shared voting or investment power with respect to such security.

(2) Charles C. Roberts and Mary R. Roberts are husband and wife and are the father and mother of John T. Roberts, Virginia Roberts Holt and Douglas C. Roberts. The shares reported represent shares held pursuant to a Voting Trust Agreement of which each of them is a Voting Trustee, plus shares subject to options held by them, which shares may be acquired on or prior
     to January 20, 1998.  See notes  ,    and    on pages   and  .  The
                                     -  --     --          -     -
     provisions of such Voting Trust Agreement and related agreements are described under "Certain Shareholder Agreements."

(3) Monsanto has entered into a Stockholders' Agreement, the provisions of which are described under `Certain Shareholder Agreements.''

(4)  See Note   on page  .
              -         -


                         CERTAIN SHAREHOLDER AGREEMENTS

     The following describes certain provisions of (i) a Voting Trust Agreement (the `Voting Trust Agreement'') among each of Douglas C. Roberts, Virginia Roberts Holt, John T. Roberts, Charles C. Roberts and Mary R. Roberts (the `Voting Trustees''), individually and as trustees of trusts created for the benefit of their spouses or children (the Voting Trustees and such trusts being referred to as the `Shareholders''), (ii) a Roberts Family Shareholder Agreement (the `Family Shareholder Agreement'') among the Shareholders and
(iii) a Stockholders' Agreement (the `Monsanto Stockholders' Agreement'') among the Shareholders and Monsanto Company (`Monsanto''). Such description has been based on information set forth in a Schedule 13D filed with the Securities and Exchange Commission by the Voting Trustees.

VOTING TRUST AGREEMENT

     Pursuant to the terms of the Voting Trust Agreement, the shares of Class A Common Stock listed under `Principal Stockholders'' as being beneficially owned by the Voting Trustees were transferred to the Voting Trustees for deposit pursuant to the Voting Trust Agreement, and the Voting Trustees issued trust certificates (`Trust Certificates'') in respect of such shares. The Voting Trust Agreement provides that any Shareholder who subsequently acquires any shares of Class A Common Stock of the Company will deposit such shares with the Voting Trustees to be held pursuant to the Voting Trust Agreement (any shares deposited with the Voting Trustees pursuant to the Voting Trust Agreement are referred to as `Subject Shares'').

     The Voting Trust Agreement provides that the Voting Trustees have full right and power to vote all Subject Shares upon all matters submitted to a vote or consent of shareholders of the Company and that the Voting Trustees will vote all Subject Shares as a unit in accordance with the determination of a majority of the Voting Trustees, except that with respect to the Investment Agreement Matters (as defined herein under `-- Monsanto Stockholders' Agreement'') or business combinations (as defined in the Monsanto Stockholders' Agreement) involving the Company (`Company Business Combinations''), the Voting Trustees will vote in accordance with the instructions of holders of Trust Certificates or, if no instructions are given, in accordance with the recommendation of the Board of Directors of the Company.

     All dividends or distributions upon the Subject Shares will be paid by the Voting Trustees to the holders of Trust Certificates ratably based on the number of Subject Shares reflected on the Trust Certificates, except that any dividend
                                       2
or distribution of voting stock of the Company will be deposited pursuant to the Voting Trust Agreement.

     The Voting Trustees have no power to sell or otherwise dispose of any Subject Shares, except that the Voting Trustees are required to tender or exchange Subject Shares in accordance with the terms of any tender or exchange offer if (i) the Voting Trustees are so instructed by the holder of the Trust Certificate for such Subject Shares and (ii) such tender or exchange offer, if consummated, would result in the beneficial ownership by a group or person of all of the shares of Class A and Class B Common Stock and the Company has previously published its position or recommendation with respect to such tender or exchange offer pursuant to applicable rules under the Securities Exchange Act of 1934, as amended (any such tender or exchange offer described in this clause
(ii) being referred to as a `Qualifying Tender Offer'').

     The Voting Trust Agreement will terminate with respect to any Subject Share on the earliest to occur of (i) the withdrawal of such Subject Share in accordance with the provisions of the Family Shareholder Agreement, (ii) the written agreement of all Voting Trustees and (iii) when the voting of such Subject Share ceases to be vested in the Voting Trustees.


FAMILY SHAREHOLDER AGREEMENT

     The Family Shareholder Agreement provides that no Shareholder will sell, withdraw from the Voting Trust Agreement or otherwise dispose of any interest in Subject Shares except as provided in the Family Shareholder Agreement. Each Shareholder has agreed not to sell, convey, transfer, assign or otherwise dispose of (`transfer'') any interest in any Class A Common Stock or other voting common or voting preferred stock of the Company, any option, warrant or other right to acquire Class A Common Stock or such other voting stock or any
                                       3
security exchangeable for or convertible into Class A Common Stock or such other voting stock (collectively, `Company Voting Stock''), unless such Shareholder has withdrawn the Subject Shares from the Voting Trust Agreement after compliance with the procedures described in the following paragraph.

     Any Shareholder desiring to withdraw Subject Shares from the Voting Trust Agreement must give written notice to the other Shareholders, each of whom will then have an option to purchase his or her pro rata portion of such Subject Shares at a market price based on a thirty day average of the daily closing prices for the Class B Common Stock on the New York Stock Exchange (or, if there is no such market price, an appraised value for such Subject Shares). If such other Shareholders have not elected to acquire all of such Subject Shares, then each Shareholder who elected to acquire Subject Shares will have a further option to purchase his or her pro rata portion of the Subject Shares which such other Shareholders have not elected to acquire. Any Subject Shares not acquired by such other Shareholders after such further option may be withdrawn from the Voting Trust Agreement and will no longer be subject to the Family Shareholder Agreement.

     The Family Shareholder Agreement provides that the restrictions on transfer therein will not apply to certain permitted transfers (`Permitted Transfers'') specified therein, including (i) certain pledges of Company Voting Stock, (ii) a transfer of Company Voting Stock to other Shareholders or their spouses, descendants or certain other trusts or other entities, (iii) any exchange, conversion or transfer of Company Voting Stock in connection with a Company Business Combination, other than any agreement to transfer prior to the Company's execution of an agreement with respect to such Company Business Combination or (iv) any tender or exchange in accordance with the terms of a Qualifying Tender Offer.

     The Family Shareholder Agreement will terminate on January 31, 2006.
                                       4


MONSANTO STOCKHOLDERS' AGREEMENT

     The Monsanto Stockholders' Agreement was entered into in connection with a series of agreements between the Company and Monsanto described under `Certain Transactions', including an Investment Agreement between the Company and Monsanto (the `Investment Agreement'').

     The Investment Agreement provides, among other things, that (i) Monsanto was entitled to nominate one additional member to the Company's Board of Directors (pursuant to such provision Robert T. Fraley was appointed to the Board on April 16, 1996) and that Monsanto could nominate for election at the Company's 1997 annual meeting of stockholders, an additional member (pursuant to such provision William M. Ziegler elected) to the Company's Board (any such nominee or nominees being referred to as `Monsanto Nominees''), (ii) the By-Laws of the Company were amended to (a) state that the primary business of the Company is the research-based production, marketing, licensing and sale of agronomic seed, including both technology related thereto and products derived therefrom, (b) state that the use of voting securities by the Company to facilitate strategic collaborations is in the Company's best interests (but as to any one strategic collaboration the maximum amount of voting securities of the Company to be issued to any individual, entity or group will not exceed 10% of the voting securities of the Company then outstanding) and (c) prohibit the Company from acquiring any business or assets outside of such primary business that would constitute a substantial part (as defined in the Investment Agreement) of the Company; provided that such By-Law amendments permit the Company to change its primary business, issue voting securities to facilitate a strategic collaboration or acquire any business outside of such primary business unless three of the members of the Board vote against the resolution relating to such change or transaction (such By-Law provisions described in this clause (ii)
                                       5
being referred to as the `By-Law Provisions'') and (iii) while Monsanto beneficially owns either 5% of the Class A Common Stock or 20% of the Class B Common Stock, if the Company proposes to issue for cash (subject to specified limitations) any shares of Common Stock, securities convertible into such shares or options, warrants or rights to acquire such shares (`Equity''), Monsanto will have the right to purchase all or any portion of its pro rata share of such Equity on the terms set forth in the Investment Agreement (the provisions described in this clause (iii) being referred to as the `Equity Purchase Provisions' and the provisions described in clauses (i), (ii) and (iii) being referred to as the `Investment Agreement Matters'').

     The Monsanto Stockholders' Agreement provides that each Shareholder will use best efforts to attend each stockholder meeting for purposes of establishing a quorum and will vote all of its shares of Company Voting Stock in favor of any Monsanto Nominee recommended by the Board of Directors of the Company, provided that such Monsanto Nominee is reasonably satisfactory to the Company. In addition, the Monsanto Stockholders' Agreement provides that each Shareholder will not, without the consent of Monsanto, initiate any action that would result in the amendment of the By-Law Provisions and that each Shareholder will vote its Company Voting Stock in favor of any proposed amendment to the Company's certificate of incorporation to increase the Company's authorized capital stock, which amendment is required in order for the Company to comply with the Equity Purchase Provisions.

     The Monsanto Stockholders' Agreement provides that except for Permitted Transfers, no Shareholder may transfer any interest in its Company Voting Stock except as provided by the Monsanto Stockholders' Agreement, and that, with limited exceptions, no Shareholder will convert any Class A Common Stock to Class B Common Stock until such time as such Shareholder has entered into a binding agreement to sell or convey such Class B Common Stock to a third party.

                                       6
     If any Shareholder desires to transfer any interest in its Company Voting Stock (other than a Permitted Transfer) such Shareholder will make a written offer to Monsanto (a `Shareholder Offer'') to purchase such Company Voting
Stock and Monsanto will have the option to purchase all but not less than all of such Company Voting Stock for the price and upon the terms upon which such Shareholder proposes to transfer such Company Voting Stock. If Monsanto rejects the Shareholder Offer, Monsanto has the exclusive right for a period of time to propose alternative terms for such purchase. If Monsanto does not accept the Shareholder Offer and Monsanto and such Shareholder have not otherwise reached an agreement regarding such purchase within such time period, then such Shareholder may offer and sell such Company Voting Stock to any person or entity on terms that are at least as favorable to such Shareholder as those set forth in the Shareholder Offer or those offered by Monsanto in any counter offer.

     In the event of any involuntary transfer of any Company Voting Stock (other than a Permitted Transfer), Monsanto will have an exclusive option to purchase all but not less than all of the Company Voting Stock subject to the involuntary transfer in cash at a purchase price (i) based on a thirty day average of the daily closing prices for the Class B Common Stock on the New York Stock Exchange or (ii) if the Company Voting Stock is not Class A Common Stock or if the Class B Common Stock is not publicly traded, based on the fair market value thereof determined by an investment banking firm.

     The Monsanto Stockholders' Agreement will be effective until the earlier of
(i) the termination of the collaboration agreement entered into between the Company and Monsanto (except if it is terminated by reason of a material breach thereof by the Company or by reason of a governmental decree caused by voluntary action of the Company), (ii) Monsanto owning less than 5% of the outstanding Class A Common Stock or less than 50% of the highest percent of the outstanding Common Stock beneficially owned by Monsanto after completion of any purchases in the market of Class B Common Stock by Monsanto as permitted under the Investment
                                       7
Agreement during the one year period after the March 8, 1996 closing under the Investment Agreement (the `Closing''), (iii) the termination of the Investment Agreement or (iv) the eleventh anniversary of the Closing or any subsequent anniversary of such Closing upon notice by Monsanto or a majority in interest of the Company Voting Stock by persons who are then Shareholders.


                             EXECUTIVE COMPENSATION
     SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid by the Company and its subsidiaries for the fiscal years indicated to the Chief Executive Officer and to the four most highly compensated executive officers, other than the Chief Executive Officer, serving at the end of fiscal 1997 (the "Named Executive Officers"):

















                                       8

                                                           Long Term
                                            Annual

                               Compensation            Compensation



                                                             Awards     Payouts

                                                            Number of
Name and
                                                           Securities   Perform
Principal Position                               Other                            All Other
                                                           Underlying    ance
at August 31, 1997                               Annual                          Compensatio
                                                           Options(2)    Unit
                     Year    Salary    Bonus   Compensati
                                                                        Payouts     n (3)
                                                 on (1)


Bruce P. Bickner. .  1997   $328,65  $380,25    $17,448      30,000     $          $65,160
 . . . . . .          1996      4         0       11,140      28,200     93,800(     52,346
Chairman and Chief   1995                        20,389      22,000     5)          28,277
  Executive Officer         294,231   379,688
                                                                         0
                            285,016   225,000
                                                                         0


Richard O. Ryan . .  1997   $249,61  $202,12    $14,547      18,800                $43,101
 . . . . . .          1996      6         5        6,836      48,000     56,000(     31,103
President and Chief  1995                         7,952      36,000     5)          16,860
  Operating Officer         239,423   276,094
                                                                         0
                            231,369   119,250
                                                                         0

Richard T. Crowder   1997   $224,61  $192,50    $10,120      13,600                $34,869
 . . . . . .         1996      5         0            0      42,000     17,500(     25,253
Senior Vice          1995                             0      30,000     5)          94,893
President,                  214,635   136,000
  International.                                                         0
(4)                         171,514   52,400
                                                                         0


Thomas R. Rauman  .  1997   $164,80  $105,00    $12,903       8,000                $20,504
 . . . . . .          1996      8         0        6,498      30,000     28,000(     16,664
Vice President,      1995                         6,472      27,000     5)          10,623
Finance                     159,615   87,000
  and CFO                                                               14,000
                            153,093   33,500
                                                                         0


John H. Witmer, Jr.  1997   $169,80      $      $ 5,200       6,000                $20,621
 . . . . . .          1996      9      78,375      1,235       6,000     23,800(     15,992
Senior Vice          1995                           331           0     5)          14,135
President                   164,080   77,125
  & General Counsel                                                      0
                            164,885   43,000
                                                                         0







                                                                 2


(1)  Other Annual Compensation for fiscal 1997 arose from the following sources:
      Taxable income for executive car participants (Mr. Bickner - $2,942, Mr. Ryan - $8,271, Mr. Crowder - $6,245, Rauman - $7,803), Personal use of company airplane (Mr. Bickner - $11,997, Mr. Ryan - $1,376), Financial Planning (Mr. Ryan - $4,900, Mr. Crowder - $3,875, Mr. Rauman - $5,100, Mr. Witmer - $5,200), reimbursement to Mr. Bickner for income taxes related to benefit plan of $2,509.

(2) No restricted stock or stock appreciation rights (SARs) were awarded to the Named Executive Officers during fiscal 1995, 1996 or 1997.

(3)  All Other Compensation for fiscal 1997 arose from the following sources:
     Company contributions to the Company's Deferred Compensation Plan
     (Mr. Bickner - $44,667, Mr. Ryan - $30,057, Mr. Crowder - $16,849, Mr.
     Rauman - $8,145 and Mr. Witmer - $7,755); Company contributions to the Company's Savings and Investment Plan (Mr. Bickner - $12,000, Mr. Ryan - $12,000, Mr. Crowder - $12,000, Mr. Rauman - $12,000 and Mr. Witmer -
     $12,000); and reimbursement for life insurance premiums (Mr. Bickner - $8,493, Mr. Ryan - $1,044, Mr. Crowder - $1,020, Mr. Rauman - $359 and Mr.
     Witmer - $866), and Company payment to Mr. Crowder of $5,000 for spouse international travel benefit.

(4)  Mr. Crowder's employment with the Company began October 26, 1994.

(5) The amount shown has been earned provided that the final one-third of the payment vests on January 17, 1998.

                        OPTION GRANTS DURING FISCAL 1997
     The following table sets forth the number of shares of Class A Common Stock that were granted subject to options during fiscal 1997 to each Named Executive Officer receiving such a grant:




























                                       2

{PRIVATE }
                   Individual Grants

                               Percentage of
                                Total Shares
                 Number of       Granted to    Exercise
                Securities       Employees      Price    Expira   Grant Date
                Underlying                       Per      tion
                  Options
   Name         Granted(1)       in Fiscal      Share     Date      Present

                                    1997                           Value (2)


Bruce P.          30,000           11.2%       $30.375   01/12/    $587,700
Bickner                                                    07

Richard O.        18,800            7.0%       $30.375   01/12/    $368,292
Ryan                                                       07

Richard T.        13,600            5.1%       $30.375   01/12/    $266,424
Crowder                                                    07

Thomas R.          8,000            3.0%       $30.375   01/12/    $156,720
Rauman                                                     07

John H.            6,000            2.3%       $30.375   01/12/    $117,540
Witmer, Jr.                                                07

(1) These options to purchase Class A Common Stock of the Company were granted under the Company's Long-Term Incentive Plan (LTIP) at an exercise price of 100 percent of fair market value on the date of grant. The options are exercisable over a period of not more than ten years from the date of grant. The stock option grants were made effective January 13, 1997. Vesting is over a three-year period from the date of grant, with one-third of the options vesting on January 13, 1998, one-third vesting on January 13, 1999, and the final one-third vesting on January 13, 2000.

(2) Grant date present value is based on a Black-Scholes option pricing model adapted for use in valuing executive stock options. In calculating the grant present values set forth in the table, a factor of 40% has been assigned to the volatility of the common stock, the annual dividend assumption is $0.14 per share, the interest rate has been fixed at 8.00% and the exercise of options has been assumed to occur at the end of the actual option term of ten years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the actual value, if any, an executive may realize will depend on the common stock price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.


     AGGREGATED OPTION EXERCISES DURING FISCAL 1997 AND FISCAL 1997 YEAR-END
      OPTION VALUES

     The following table sets forth the number of shares of Class A and Class B Common Stock that were purchased pursuant to options exercised, and the number and value of shares subject to unexercised options at August 31, 1997, for each of the Named Executive Officers:

{PRIVATE }                               Number of           Value of
                                        Securities         Unexercised
                                        Underlying         In-the-Money
                Acquired    Value       Unexercised         Options at
                                      Options Held at       August 31,
                                    August 31, 1997(1)       1997(2)
     Name          on     Realized  Exercisa  Unexercis   Exercisa  Unexercis

                Exercise     (2)       ble       able        ble       able


Bruce P.           -0-       -0-     324,400    56,300    $11,889,  $1,113,59
Bickner                                                      266        5

Richard O.         -0-       -0-     166,000    62,800        $     $1,582,52
Ryan                                                      5,961,75      2
                                                              4

Richard T.         -0-       -0-      34,000    51,600        $     $1,337,45
Crowder                                                   1,122,74      3
                                                              9

Thomas R.          -0-       -0-      44,800    37,000        $     $1,250,92
Rauman                                                    1,521,48      0
                                                              2

John H.            -0-       -0-     116,600    10,000        $         $
Witmer, Jr.                                               4,283,87   360,334
                                                              7


(1) No employee of the Company holds any SARs relating to Class A or Class B Common Stock.

(2) Market value of underlying securities at exercise or year-end, minus the exercise price. Market value is based on the $39.25 per share closing price on the New York Stock Exchange of the Class B Common Stock on August 29, 1997.

                       LONG-TERM INCENTIVE PLANS - AWARDS DURING FISCAL 1997

     The following table sets forth the long-term incentive awards made during fiscal 1997 to each Named Executive Officer receiving such an award:

{PRIVATE }                                  Estimated Future Payouts Under
            Number of   Performance                 Non-Stock Price Based Plans
            Performanc    Period

             e Units       Until
   Name     Awarded(1)  Maturation    Threshold       Target         Maximum


             105,000     08/31/99      $52,500       $105,000       $183,750
Bruce P.
Bickner

              65,800     08/31/99      $32,900       $ 65,800       $115,150
Richard O.
Ryan

              47,600     08/31/99      $23,800       $ 47,600       $ 83,300
Richard T.
Crowder

              28,000     08/31/99      $14,000       $ 28,000       $ 49,000
Thomas R.
Rauman

              21,000     08/31/99      $10,500       $ 21,000       $ 36,750
John H.
Witmer,
Jr.

(1) The targeted value of each performance unit is $1.00 with a maximum payout of $1.75 per unit. The performance units vest over a three-year period with one-third vesting at the end of the first year, one-third vesting at the end of the second year and the final third vesting at the end of the third year. For all Named Executive Officers, the payment is based on earnings per share for fiscal year 1999.


           ESTIMATED ANNUAL RETIREMENT BENEFITS FOR YEARS OF SERVICE

     The following table sets forth the estimated annual retirement benefits payable upon retirement pursuant to the Company's retirement plans for the indicated levels of remuneration and years of service for each Named Executive
Officer:

                                                          YEARS OF SERVICE


   FINAL
  AVERAGE

COMPENSATIO       5        10       15        20
     N

   $200,000     $30,000  $60,000   $90,000
                                           $120,000
   $225,000     $33,750  $67,500
                                  $101,250 $135,000
   $250,000     $37,500  $75,000
                                  $112,500 $150,000
   $275,000     $41,250  $82,500
                                  $123,750 $165,000
   $300,000     $45,000  $90,000
                                  $135,000 $180,000
   $325,000     $48,750  $97,500
                                  $146,250 $195,000
   $350,000     $52,500
                        $105,000  $157,500 $210,000
   $375,000     $56,250
                        $112,500  $168,750 $225,000
   $400,000     $60,000
                        $120,000  $180,000 $240,000
   $425,000     $63,750
                        $127,500  $191,250 $255,000
   $450,000     $67,500
                        $135,000  $202,500 $270,000
   $475,000     $71,250
                        $142,500  $213,750 $285,000
   $500,000     $75,000
                        $150,000  $225,000 $300,000
   $525,000     $78,750
                        $157,500  $236,250 $315,000
   $550,000     $82,500
                        $165,000  $247,500 $330,000
   $575,000     $86,250
                        $172,500  $258,750 $345,000
   $600,000     $90,000
                        $180,000  $270,000 $360,000
   $625,000     $93,750
                        $187,500  $281,250 $375,000
   $650,000     $97,500
                        $195,000  $292,500 $390,000
   $675,000
               $101,250 $202,500  $303,750 $405,000
   $700,000
               $105,000 $210,000  $315,000 $420,000
   $725,000
               $108,750 $217,500  $326,250 $435,000
   $750,000
               $112,500 $225,000  $337,500 $450,000










                                                                 2


The defined benefit plan for executives was modified in 1997. Two enhancements and two reductions in plan design were made. First, the formula was changed from 2% times final three years average pay times years of service (up to a maximum of 30 years) to 3% times final three years average pay times years of service (up to a maximum of 20 years). Second, the maximum annual benefit limit of $207,500 indexed at 3% per year from 1989 was eliminated. Third, the gross benefit for executives will be reduced by the regular match from the defined contribution plan in addition to the other benefits more fully described below.
 Finally, the early retirement reduction factor was increased to 5% per year from 3%.


     The credited years of service for each of the following Named Executive Officers is:

          Bruce P. Bickner    19
          Richard O. Ryan     15
          John H. Witmer, Jr. 16
          Thomas R. Rauman    24

     The benefits are calculated by determining the average annualized earnings of the applicable 36 months and multiplying this by the number of years of service (up to a maximum of 20 years) times three percent. These benefits will be reduced by social security benefits, the benefit from the regular match of the defined contribution plan, qualified pension plan benefits and benefits from a profit sharing plan previously provided by the Company. The benefit table assumes that the participant will retire at age 65. If the participant retires at an earlier age, the benefit will be reduced by five percent for every year retirement takes place before age 65.

     Mr. Crowder is not eligible for the above retirement benefit. The Company has guaranteed that his annual retirement benefit starting at age 65 (from Social Security, the Company's qualified retirement plans (excluding the Company's 401(k) plan as it was in effect in September 1994) and the Company's non-qualified retirement plans) will equal or exceed an amount equal to two percent times his years of service times his average annual compensation during his last thirty-six months of employment. At August 31, 1997, Mr. Crowder's
average annual compensation was $         and his years of credited service was
                                 --------
two.

     EMPLOYMENT AGREEMENTS

     The Company has entered into written employment agreements with all of the Named Executive Officers. Each employment agreement provides for a one-year term and is subject to successive one-year extensions unless notice of termination is given. The employment agreements provide for the following base salaries for fiscal 1998 to be paid to the executive officers: Mr. Bickner ($350,000), Mr. Ryan ($265,000), Mr. Crowder ($235,000), Mr. Rauman ($170,000)
and Mr. Witmer ($170,000). Those executive officers will have Company performance-related bonus opportunities which have been set for a target bonus of $277,000; $175,000; $125,000; $85,000 and $62,000, respectively, which could be exceeded if performance merits. Each employment agreement provides that if the executive officer is terminated prior to the expiration of the term of the agreement, such executive officer will also be entitled to termination pay equal to 24 months' base salary and target bonus in the case of Messrs. Bickner and Ryan, 12 months' base salary and target bonus in the case of Mr. Crowder and 12 months' base salary in the case of Messrs. Witmer and Rauman. Messrs. Bickner, Ryan, and Crowder are subject to noncompetition limitations for periods of time equaling the length of their termination pay.


     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
                                       2

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     With input on competitive and recommended practices from external independent consultants, the Compensation Committee of the Board of Directors has overseen the development and implementation of Company compensation programs which seek to enhance Company profitability and shareholder value. The Company's objective is to closely align the senior managers' financial interests with those of the Company's shareholders. The Company subscribes to a total compensation theory in which base salary, annual bonus, benefits, perquisites and long-term incentives as components of the compensation package are considered individually and in total. The Company considers three factors in determining the levels and proportions of these compensation components for executive managers.

     The most important element is the Company's past and expected financial performance and whether bonus payments are consistent with shareholder return. Primary factors in determining shareholder return are net earnings and the accomplishment of specific strategic objectives that will enhance earnings and asset return. These specific strategic objectives include goals such as market share gains, new product development, strategic plan development and marketing plan accomplishment.

     Secondly, consideration is given to the competitive practice of like-sized companies and similar industries for paying positions with equivalent responsibilities. The Company uses both a seed industry survey and general industry surveys in determining external pay levels. The seed industry survey is conducted by the WMS and Co., Inc. and covers pay practices of 22 competitive seed companies. The primary general industry compensation surveys used are

                                       3
conducted by William M. Mercer, Inc. Hewitt Associates and Towers, Perrin. Emphasis is placed on companies comparable in size to the Company.

     The Company's compensation goal is to target its executives to be paid competitive rates when performance expectations are met and above competitive levels when expectations are exceeded. The Company targets its executives to be paid between the 50th and 75th percentile of competitive rates when performance expectations are met and above competitive levels (75th percentile or higher) when performance expectations are exceeded. As a guideline, no bonus will be awarded until 80 percent of the related objective has been reached. At that level of performance, approximately 50 percent of bonus target will be paid. Bonus payments will increase until 100 percent of target is paid at 100 percent objective accomplishment. Performance in excess of the objective will earn a bonus payment over target. Base salaries are normally at or about the 50th percentile of competitive practice. The portion of annual cash compensation subject to performance bonus accomplishment is normally at or greater than the competition.

     Finally, internal pay equity within the Company between executive positions is considered. Individual performance, responsibility level and length of time in position are all factors in determining placement within the appropriate salary range. Major determinants of responsibility level are size of assets managed and the ability to influence profitability.

     Criteria for determining fiscal 1997 annual performance bonuses for the Named Executive Officers included earnings, profit contribution, market share and specific individual objectives.

     The following table summarizes fiscal 1997 bonus opportunities and criteria for the Named Executive Officers:

                                       4

                        1997       Criteria as a Percent of Bonus Target
                  Bonus

                  Target as        Net
                  Percent of    Corporate   Segment   Individu
      Name          Total       Performan  Performan  Strategi
                     Cash                                 c
                                    ce         ce
                                                      Objectiv
                  Compensati
                                                          es
                      on


Bruce P. Bickner     44%           75%        10%      15% (1)

Richard O. Ryan      40%           50%        50%         --

Richard T.           33%           13%        87%         --
Crowder

Thomas R. Rauman     33%           75%        25%         --

John H. Witmer,      25%           50%         --      50% (2)
Jr.

(1)  Included an objective on a Strategic Research Plan.

(2) Included objectives on legal staffing as well as business review and internal audit plans.

     Certain members of the Committee, in their capacity as the DEKALB Genetics Corporation Long-Term Incentive Plan Administrative Committee, periodically grant key employees, including the Named Executive Officers, awards under the Company's Long-Term Incentive Plan (`LTIP''). The LTIP provides the flexibility to grant longer term incentives in a variety of forms including stock options, stock appreciation rights and restricted stock. The Committee currently views stock options and performance unit grants, which the Committee also grants from time to time, (the only awards currently outstanding) as the best long term incentive vehicles to ally the interests of management and shareholders. In awarding stock options and performance units, the Committee reviews and approves individual recommendations made by the Chief Executive Officer and the President. The Committee in turn determines the awards for the CEO and the President.

     Factors used in determining individual award size are competitive practice (awards needed to attract and retain management talent), rank within the Company (internal equity), responsibility for asset management (size of job) and ability to affect profitability. In each individual case, previous option and performance unit grants are considered in determining the size of new awards.

     The Committee, as it deems appropriate, seeks outside professional counsel on the value, size, term and criteria of awards. Towers Perrin was retained in this capacity in fiscal 1997.

     The foregoing Compensation Committee Report has been furnished by:

               H. Blair White, Chairman
               Tod R. Hamachek
               John T. Roberts


                  COMPARISON OF CUMULATIVE FIVE-YEAR RETURNS
            Assumes $100 invested on 9/1/91 and dividend reinvestment

                  Dollars
                     1000
                      900
                      800
                      700
                      600
                      500
                      400
                      300
                      200
                      100
                        0
                        1992   1993  1994   1995  1996   1997

 DEKALB Genetics Corporation  100   92.27   121.93   153.93   381.35   925.58
 Peer Group ($500-1,000MM)(1) 100  133.46   135.68   174.16   186.42   231.11
 Peer Group ($1-2 Bil) (2)    100  118.15   121.55   130.43   141.02   175.36
 Broad Market (Nasdaq) (3)    100  130.18   142.24   169.25   190.05   263.05
 Broad Market (NYSE)          100  116.49   124.24   141.56   166.71   224.66

     (1) There are no published industry or line of business indices that parallel the Company's primary business endeavors, nor is there a group of publicly-traded companies in the same business lines. Therefore, an index of all Nasdaq traded companies with a market capitalization of $500 million to $1 billion (excluding financial institutions) was selected as the Peer Group Index (198 companies) prior to this year. The index is weighted for relative market capitalization.

     (2) The Peer Group Index used in last year's Proxy Statement was an index of all Nasdaq traded companies with a market capitalization of $150 to $300 million (excluding financial institutions) (462 companies).
                                       2
          Because the Company's market capitalization exceeded $300 million on August 31, 1996, the table includes the new Peer Group Index and the old Peer Group Index for comparative purposes.

     (3) The Company is not part of the S&P 500 index and was traded on Nasdaq and is now traded on the NYSE. Therefore, the Nasdaq Stock Index was selected as the Broad-Based Index prior to this year and the NYSE Index is now being used.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     H. Blair White, a director of the Company, is Of Counsel to the law firm of Sidley & Austin. Sidley & Austin provided legal services to the Company during the past year.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors and officers of the Company and persons having 10 percent or more beneficial ownership of the Company's stock are required under Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's Class A Common Stock, Class B Common Stock and other equity securities of the Company. Reports received by the Company during the last fiscal year indicate that Monsanto Company, an owner of at least 10 percent of the Company's stock, filed one late report relating to one transaction.


     CERTAIN TRANSACTIONS

                                       3
     On January 31, 1996, the Company entered into a series of agreements with Monsanto, including an agreement which provides for a long-term research and development collaboration with Monsanto in the field of agricultural biotechnology, particularly corn seed. The Company and Monsanto also entered into cross-licensing agreements covering insect-resistant and herbicide-tolerant corn products targeted to reach the market over the next three years.

     During the second quarter of fiscal 1997 and the first quarter of fiscal 1998, DEKALB completed two sales of equity to Monsanto as part of the Investment Agreement between the Company and Monsanto. Monsanto purchased from the Company 24,102 and 156,024 newly issued shares of Class B Common Stock at aggregate prices of $590,724.96 and $6,299,956.58 respectively. The Investment Agreement provides that if the Company issues new shares of its Class A and Class B Common Stock pursuant to any of the Company's employee benefit plan, Monsanto may purchase from the Company a sufficient number of shares to maintain its permitted percentage of ownership of Class A and Class B Common Stock. The purchases described above result from the issuances of the Company's Common Stock pursuant to employee benefit plans during fiscal years 1996 and 1997.

     [Description of Transactions between DEKALB and Monsanto between September 1, 1996 and the date of the Proxy. Still in process of being prepared.]


                                    AUDITORS

     Arthur Andersen LLP performed the audit of the fiscal 1997 financial statements of the Company. Representatives of Arthur Andersen are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so and will be available to respond to appropriate inquiries from stockholders.

                                       4

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                      FOR THE JANUARY 1999 ANNUAL MEETING

     Stockholder proposals to be included in the proxy soliciting materials for the Annual Meeting of Stockholders of the Company following the completion of fiscal 1998 must be received by the Company no later than July 28, 1998.

     In addition, the Company's By-Laws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director or the submission of a proposal (other than nominations and proposals submitted at the direction of the Board) at a meeting of stockholders.
 In order for any such nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder and the nominee or the proposal, as the case may be, and must be furnished to the Company generally not less than 30 days prior to the meeting. A copy of the applicable By-Law provision may be obtained, without charge, upon written request to the Secretary of the Company at its principal executive offices.


     DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

     Management does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, and it does not know of any business which persons, other than management, intend to present at the meeting. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

                                       5

                              By Order of the Board of Directors

                              John H. Witmer, Jr., Secretary

DeKalb, Illinois
November 24, 1997

     EXHIBIT A

     CERTIFICATE OF AMENDMENT

     OF THE

     RESTATED CERTIFICATE OF INCORPORATION

     OF

     DEKALB GENETICS CORPORATION


     DEKALB Genetics Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY as follows:

     FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first sentence of Article FOURTH of the Restated
                                       6
Certificate of Incorporation in its present form and substituting in lieu thereof the following:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred sixty five million five hundred thousand (165,500,000), of which five hundred thousand (500,000) shares of the par value of One Dollar ($1.00) each shall be Preferred Stock and one hundred sixty five million (165,000,000) shares, without par value, shall be Common Stock divided into two classes, consisting of thirty five million (35,000,000) shares of Class A Common Stock, without par value, and one hundred thirty million (130,000,000) shares of Class B Common Stock, without par value.

SECOND: The amendment to the Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment was duly adopted by the Board of Directors and the stockholders of the Corporation pursuant to the requirements of Section 242 of the DGCL.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Senior Vice President, General Counsel and
Secretary and attested by its Assistant Secretary this    day of January, 1998.
                                                       --

                              DEKALB GENETICS CORPORATION



                              By:
                                 -------------------------
                                 John H. Witmer, Jr.
                                 Senior Vice President, General Counsel
                                   and Secretary

                                       7



ATTEST:



Doris Riippi
Assistant Secretary

                                                                       EXHIBIT B

                          DEKALB GENETICS CORPORATION
                            LONG-TERM INCENTIVE PLAN


                                   ARTICLE I

                                    PURPOSE

     1.1 The DEKALB Genetics Corporation Long-Term Incentive Plan is intended to advance the interests of the Company, its shareholders and its Subsidiaries by attracting, retaining and stimulating the performance of officers and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such officers and other key employees to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted may, if so intended by the Committee, be designed to meet the requirements of Section 422A of the Internal Revenue Code of 1986.

                                       8

                                   ARTICLE II

                                  DEFINITIONS

     2.1  "Board" means the Board of Directors of the Company.

     2.2 "Class A Common Stock" means the Company's no par value Class A Common Stock.

     2.3 "Class B Common Stock" means the Company's no par value Class B Common Stock.

     2.4  "Committee" means the Stock Option Committee appointed by the Board.

     2.5  "Company" means DEKALB Genetics Corporation,.

     2.6. "Common Stock" means the Company's Class A Common Stock or Class B Common Stock.

     2.7 "Date of Grant" means the date on which an Option, SAR or Restricted Stock is granted under the Plan.

     2.8 "Fair Market Value" means the last price per share at which the Common Stock is sold in the regular way on the National Association of Securities Dealers Automated Quotation System (NASDAQ) OR ON A NATIONAL SECURITIES EXCHANGE on the day an Option or SAR is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales. If the Common Stock is not listed on the NASDAQ OR ON A NATIONAL SECURITIES EXCHANGE, the Committee shall determine the Fair Market Value in whatever way it considers appropriate. Notwithstanding the foregoing, if
                                       9
Options or SARs are awarded at any time prior to the thirtieth day after the Common Stock is initially traded in the regular way on NASDAQ, the Committee shall establish the Fair Market Value of such Options or SARs in whatever way it considers appropriate at the time.

     2.9 "Incentive Stock Option" means a stock option granted under the Plan which is intended to meet the requirements of Section 422A of the Internal Revenue Code of 1986.

     2.10 "Long-Term Incentive Plan Agreement" means any agreement between the Company and a Participant under which the Participant may receive Restricted Stock, may purchase Common Stock thereunder through stock options or may acquire rights concerning SARs or SIRS.

     2.11 "Option" means a nonqualified stock option, an Incentive Stock Option or a Stock Appreciation Right (whether granted with respect to another Option or alone) granted under the Plan.

     2.12 "Participant" means a person to whom Restricted Stock, an Option, an SAR or an SIR, which has not expired, has been granted under the Plan.

     2.13 "Period of Restriction" means the period during which the transfer of shares of Common Stock is restricted pursuant to Article IX of this Plan.

     2.14 "Plan" means this DEKALB Genetics Corporation Long-Term Incentive
Plan.

     2.15 "Restricted Stock" means Common Stock granted to a participant pursuant to Article IX of this Plan.


                                       10
     2.16 "Stock Appreciation Right" or "SAR" is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 8.5.

     2.17 "Stock Indemnification Right" or "SIR" means, with respect to a share of Common Stock that is acquired by the exercise of an Option and then declines in value during a defined holding period, the right to receive a payment in cash from the Company equal to the excess of the Fair Market Value of the Common Stock at the date of Option exercise over the Fair Market Value of the Common Stock on a date determined in accordance with the provisions of Article VII.

     2.18 "Subsidiary" or "Subsidiaries" means, unless otherwise indicated, direct and indirect subsidiaries of an entity, including any partnership or other business entity in which the applicable company or one or more Subsidiaries have a majority of the voting interest of the governing body of such partnership or entity.

                                  ARTICLE III

                                  PARTICIPANTS

     Restricted Stock, Options, SARs or SIRs may be granted under the Plan to any person who is or who agrees to become an officer, key employee, CONSULTANT OR OTHER ADVISOR of the Company or any of its Subsidiaries. The Committee may grant Restricted Stock, Options, SARs or SIRs to such persons in accordance with such determinations as the Committee from time to time in its sole discretion may make.


                                       11
                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible officers, key employees, CONSULTANTS OR OTHER ADVISORS those to whom and the time or times at which Restricted Stock, Options, SARs or SIRs may be granted and the number of shares of Restricted Stock that may be awarded or the number of shares of Common Stock to be subject to each Option, SAR or SIR. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Long-Term Incentive Plan Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons.

     4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

     4.3 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                       12

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

     5.1  Limitations.  Subject to adjustment pursuant to the provisions of
Section 5.3 hereof, the number of shares of Common Stock which may be issued and sold or granted hereunder shall be 384,305; provided that on and after September 1, 1995, there shall be an additional 350,000 shares of Common Stock (subject to adjustment pursuant to the provisions of Section 5.3 hereof) which are available for grants of awards hereunder. The number of shares which may be issued and sold or granted may be either authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. SARs awarded and exercised pursuant to Article VIII shall be considered to be Common Stock for purposes of this Section 5.1, provided that shares of Common Stock subject to an Option, and an SAR granted with respect thereto, shall only be counted once.

     Notwithstanding the foregoing, (a) no Option, SAR or Restricted Stock may be granted or awarded hereunder if and to the extent that such grant or award would cause the total number of shares of Common Stock subject to then outstanding and unexercised Options and SARs, plus the total number of shares of Restricted Stock awarded hereunder (other than shares of Registered Stock which are no longer subject to restrictions under this Plan) to exceed eight and one-half percent (81/2) of the total number of shares of Common Stock outstanding at the time of such grant or award and (b) the maximum number of shares of Common Stock available for grants of awards hereunder to any Participant in any fiscal year of the Company shall not exceed 50,000 shares (subject to adjustment pursuant to the provisions of Section 5.3 hereof).


                                       13
     5.2 Restricted Stock, SARs and Options Granted Under Plan. Shares of Common Stock with respect to which Restricted Stock shall have vested, or an Option or SAR granted hereunder shall have been exercised, shall not again be available for award hereunder. If Restricted Stock awarded hereunder shall be forfeited or if an Option or SAR granted hereunder shall terminate for any reason without being wholly exercised, the number of shares to which such Restricted Stock forfeiture or Option or SAR termination relates shall again be available for grant hereunder.

     5.3 Antidilution. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

          (a) The aggregate number and kind of Restricted Stock, SARs and shares subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) Rights relating to outstanding Restricted Stock, SARs and Options granted hereunder, both as to the number of subject shares and in the case of Options and SARs, the exercise price, shall be adjusted appropriately; and

          (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not the surviving corporation is involved, each outstanding Restricted Stock award and Option or SAR granted hereunder shall be forfeited or shall terminate, but the Participant shall have the right, immediately prior to such dissolution, liquidation, merger,
                                       14
     or combination, to receive the Common Stock subject to the Restricted Stock award or to exercise his Option or SAR in whole or in part, to the extent that it shall not have been exercised, without regard to any vesting or installment exercise provisions.

The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination shall be final, and any such adjustment may provide for the elimination of fractional share interests.


                                   ARTICLE VI

                                    OPTIONS

     6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Date of Grant and executed by the Company and the Participant. The Long-Term Incentive Plan Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.

     6.2 Option Price. The per share Option price of the Common Stock subject to each Option shall be determined by the Committee, but, except as otherwise provided in Section 6.10 and Article X(a), the per share price shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

     6.3 Option Period. Each Option granted hereunder may be granted at any time after the effective date of the Plan and prior to the termination of the
                                       15
Plan, provided that no Incentive Stock Option may be granted at any time more than ten years after this Plan has been adopted by the stockholders of the Company. The period for the exercise of each Option shall be determined by the Committee provided, however, that (i) except as otherwise expressly provided in this Plan, the Committee may, in its discretion, terminate outstanding Options or accelerate the exercise dates thereunder, upon 60 days written notice given to the Participant and (ii) the period during which each Incentive Stock Option may be exercised shall be not later than ten years from the date such Incentive Stock Option is granted, provided that Incentive Stock Options granted to a "10-percent owner" (as defined in Article X) must be exercised within five years from the date thereof.

     6.4  Option Exercise.

          (a) Options granted hereunder may not be exercised unless and until the Participant shall have been or remained in the employ of the Company or its Subsidiaries for six months (or such longer time as may be established by the Committee) from and after the date such Option was granted, except as otherwise provided in Section 6.7 and Section 6.10 hereof.

          (b) Options may be exercised in whole at any time, or in part from time to time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, Participant shall pay to the Company in cash or in Common Stock the full amount of all federal and state withholding or other

                                       16
     employment taxes applicable to the taxable income of such Participant resulting from such exercise.

          (c) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under this Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or association upon the trading system of which such shares of Common Stock are then listed or traded and under any state securities laws applicable to such Common Stock,

     6.5 Payment. The purchase price for shares of Common Stock purchased upon exercise of Options shall be paid in cash, in shares of Common Stock of the Company (not subject to limitations on transfer) valued at the then Fair Market Value of such shares, or a combination of cash and such Common Stock.

     6.6 TRANSFERABILITY OF OPTIONS. No Option granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, IN WHOLE OR IN PART, EXCEPT (A) by will or BY the laws of descent and distribution,
(B) PURSUANT TO A DOMESTIC RELATIONS ORDER, (C) TO ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS (AS DEFINED BELOW), (D) TO A TRUST OR TRUSTS FOR THE EXCLUSIVE BENEFIT OF ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS, (E) TO A PARTNERSHIP IN WHICH ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS ARE THE ONLY PARTNERS, (F) TO A LIMITED LIABILITY COMPANY IN WHICH ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS ARE THE ONLY MEMBERS, (G) TO A PERSON FOR WHOM THE PARTICIPANT IS LEGAL GUARDIAN,
(H) TO SUCH OTHER PERSONS OR ENTITIES AS MAY BE APPROVED IN WRITING BY THE COMMITTEE PRIOR TO SUCH TRANSFER. FOR PURPOSES OF THIS SECTION 6.6 AND OF
SECTION 8.9, THE TERM `IMMEDIATE FAMILY MEMBER'' SHALL MEAN ANY CHILD, STEPCHILD, GRANDCHILD, SIBLING, SPOUSE OF ANY OF THE FOREGOING, SPOUSE, PARENT, STEPPARENT, GRANDPARENT, MOTHER-IN-LAW, FATHER-IN-LAW, SON-IN-LAW, DAUGHTER-IN-
                                       17
LAW, BROTHER-IN-LAW, SISTER-IN-LAW, NIECE, NEPHEW, AUNT, OR UNCLE AND SHALL INCLUDE ADOPTIVE RELATIONSHIPS. SUBSEQUENT TRANSFERS OF AN OPTION, OR ANY PORTION THEREOF, MAY ONLY BE MADE IN ACCORDANCE WITH THE PROVISIONS OF THIS
SECTION 6.6 AND MAY BE MADE FROM A TRANSFEREE BACK TO THE PARTICIPANT.
FOLLOWING ANY TRANSFER OF AN OPTION OR ANY PORTION THEREOF, SUCH OPTION SHALL CONTINUE TO BE SUBJECT TO ALL OF THE TERMS AND CONDITIONS TO WHICH IT WAS SUBJECT IMMEDIATELY PRIOR TO SUCH TRANSFER, INCLUDING THE TERMS AND CONDITIONS RELATING TO THE TERMINATION OF SUCH OPTION RESULTING FROM THE PARTICIPANT'S DEATH OR OTHER TERMINATION OF EMPLOYMENT, AND THE COMPANY SHALL HAVE NO OBLIGATION TO NOTIFY ANY TRANSFEREE OF SUCH DEATH OR OTHER TERMINATION OF EMPLOYMENT. EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 6.6, DURING the lifetime of a Participant the Option shall be exercisable only by him, or, in the case of a Participant who is mentally incapacitated, the Option shall be exercisable by his guardian or legal representative. NO TRANSFER OF AN OPTION BY A PARTICIPANT PURSUANT TO THE PROVISIONS OF THIS SECTION 6.6 SHALL BE EFFECTIVE TO BIND THE COMPANY UNLESS THE COMPANY SHALL HAVE BEEN FURNISHED WITH WRITTEN NOTICE THEREOF AND SUCH OTHER EVIDENCE AS THE COMMITTEE MAY DEEM NECESSARY TO ESTABLISH THE VALIDITY OF THE TRANSFER OR TRANSFERS AND THE ACCEPTANCE OF THE TERMS AND CONDITIONS OF SUCH OPTION.

     6.7  Effect of Death or Other Termination of Employment.

          (a) Except as otherwise provided in this Section 6.7 or in Section 6.10, if, prior to a date six months from the Date of Grant of an Option (or such longer time as may be established by the Committee), the Participant's employment with the Company and its Subsidiaries shall be terminated by the Company or Subsidiary for any reason, or by the act of the Participant, the Participant's right to exercise such Option shall terminate and all rights thereunder shall cease.


                                       18
          (b) If, on or after six months from the Date of Grant (or such longer time as may be established by the Committee), a Participant's employment with the Company and its Subsidiaries shall be terminated for any reason other than VOLUNTARY RESIGNATION, ELIMINATION OF A PARTICIPANT'S POSITION AT THE COMPANY, death, retirement on or after his sixty-fifth birthday, RETIREMENT ON OR AFTER AGE 55, RETIREMENT ON OR AFTER A DATE ON WHICH A PARTICIPANT'S AGE PLUS YEARS OF SERVICE EQUALS OR EXCEEDS 65, permanent and total disability , serious misconduct, A SEPARATION NEGOTIATED BETWEEN A PARTICIPANT AND THE COMPANY, OR DISMISSAL BECAUSE OF POOR JOB PERFORMANCE, the Participant shall have the right, during the period ending 60 days after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been exercised.

          (c) If a Participant shall die at any time after the Date of Grant and while in the employ of the Company or its Subsidiaries or within 60 days after termination of such employment, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending THREE YEARS after the date of the Participant's death, to exercise the Participant's Option, provided, however, such time period may be shortened in accordance with the provisions of Section 6.3 if a shortened exercise period is applied to Participants in general, and further provided that if a Participant dies within 60 days after termination of employment, the Option may be exercised only to the extent that it was exercisable at the date of termination of employment and shall not have been exercised.

          (d) If a Participant's employment with the Company and its Subsidiaries should terminate because the Participant shall retire on or
                                       19
     after his sixty-fifth birthday or become permanently and totally disabled at any time after the Date of Grant, the Participant (or in the case of a Participant who is mentally incapacitated, his guardian or legal representative) shall have the right, during a period ending THREE YEARS after such retirement or disability, to exercise such Option, provided, however, such time period may be shortened in accordance with the provisions of Section 6.3 if a shortened exercise period is applied to Optionees in general.

          (e) If A PARTICIPANT'S EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES SHOULD TERMINATE BECAUSE THE PARTICIPANT SHALL ON OR AFTER HIS FIFTY-FIFTH BIRTHDAY OR ON OR AFTER HIS FIFTIETH BIRTHDAY BUT ON OR AFTER A DATE ON WHICH THE PARTICIPANT'S AGE PLUS YEARS OF SERVICE EQUALS OR EXCEEDS 65, THE PARTICIPANT SHALL HAVE THE RIGHT, DURING A PERIOD ENDING ONE YEAR AFTER SUCH RETIREMENT, TO EXERCISE SUCH OPTION, PROVIDED, HOWEVER, SUCH TIME PERIOD MAY BE SHORTENED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
     6.3 IF A SHORTENED TIME PERIOD IS APPLIED TO OPTIONEES IN GENERAL.

          (F) IF A PARTICIPANT'S EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES SHALL BE TERMINATED BY THE COMPANY OR A SUBSIDIARY BECAUSE THE POSITION HELD BY THE PARTICIPANT HAS BEEN ELIMINATED BY THE COMPANY, THE PARTICIPANT SHALL HAVE THE RIGHT, DURING A PERIOD ENDING ONE YEAR AFTER HIS EMPLOYMENT HAS BEEN TERMINATED, TO EXERCISE SUCH OPTION, PROVIDED, HOWEVER, SUCH TIME PERIOD MAY BE SHORTENED IN ACCORDANCE WITH THE PROVISIONS OF
     SECTION 6.3 IF A SHORTENED TIME PERIOD IS APPLIED TO OPTIONEES IN GENERAL.

          (G) IF A Participant's employment with the Company and its Subsidiaries shall be terminated by the Company or a Subsidiary for serious misconduct, the Participant's right to exercise such Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Plan, the term "serious misconduct" shall include, but not be
                                       20
     limited to, embezzlement or misappropriation of corporate funds, other acts of dishonesty, significant activities harmful to the reputation of the Company or the Subsidiaries, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the Participant, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or the Subsidiaries.

          (H) IF A PARTICIPANT'S EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES shall be TERMINATED ON A NEGOTIATED BASIS, THE PARTICIPANT shall have THE RIGHT, DURING A PERIOD OF TIME ENDING ON SUCH DATE AFTER SUCH TERMINATION AS MAY BE DETERMINED BY THE COMMITTEE (IN THE CASE OF THE PARTICIPANTS SUBJECT TO SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934) OR BY MANAGEMENT (IN THE CASE OF ANY OTHER PARTICIPANT), BUT IN NO EVENT LONGER THAN THREE YEARS OR SHORTER THAN 60 DAYS, TO EXERCISE such Option.

          (I) IF A PARTICIPANT'S EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES SHOULD TERMINATE BECAUSE THE PARTICIPANT VOLUNTARILY RESIGNED OR BECAUSE OF POOR JOB PERFORMANCE OF THE PARTICIPANT, THE PARTICIPANT SHALL HAVE THE RIGHT, DURING A PERIOD ENDING 60 DAYS AFTER SUCH TERMINATION TO EXERCISE SUCH OPTION, PROVIDED, HOWEVER, SUCH TIME PERIOD MAY BE SHORTENED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.3 IF A SHORTENED EXERCISE PERIOD IS APPLIED TO OPTIONEES IN GENERAL.

     6.8  Rights as Stockholder.  Except as otherwise provided pursuant to in
Section 6.9, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Long-Term Incentive Plan Agreement shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.
                                       21

     6.9 Dividend Equivalents. A Participant, whether or not his Options are exercisable, shall, in the sole discretion of the Committee, as determined at the Date of Grant or at any time thereafter, be entitled to receive a cash payment from the Company, as and when cash dividends are payable to the holders of the Common Stock of the Company, in an amount equal to the cash dividend which would be paid to said Participant in respect of all shares subject to such Options were such Participant the holder of such shares on the record date for such cash dividend.

     6.10 Special Stock Option Awards. Certain Company employees, or individuals who will become employees of the Company on the date the Class B Common Stock is first publicly traded, hold options to purchase Class A or Class B Common Stock of DEKALB Corporation. All such options will be cancelled if they otherwise are in effect immediately prior to the distribution of the Common Stock of the Company to the shareholders of DEKALB Corporation. If the Company elects to replace those options with Options to purchase Common Stock, certain special rules shall apply. First, all such Options shall immediately vest and shall not be subject to the six-month employment requirement of Article VI. Second, the per share Option price of the Common Stock subject to each such replacement Option shall be determined by the Committee, provided that such per share Option price may be below the Fair Market Value of the Common Stock on the date the Option is granted (e.g., $1.00 or less) since each person granted an Option shall be permitted to retain the equity he had in his DEKALB stock options.


                                  ARTICLE VII

                          STOCK INDEMNIFICATION RIGHTS

                                       22
     7.1 Grant of Stock Indemnification Rights. SIRs may be granted to Participants at any time and from time to time as shall be determined by the Committee. SIRs shall be granted only to persons who, upon exercise of the related Option, would acquire Common Stock that is subject to a holding period restriction that, by operation of securities laws, contractual provisions or other limitations, including internal Company policy limitations, prevents the Participant from (i) selling the shares at any time or during a specified holding period or (ii) selling the shares and retaining a profit during the six months following the Option exercise.

     7.2 SIR Period. The period encompassed by an SIR shall begin on the date the related Option is exercised, and shall end at the expiration of (i) six months or (ii) the longest applicable holding period restriction, whichever is applicable.

     7.3 Payment of SIRs. The Company shall, at the later of (i) the end of the SIR period set forth in Section 7.2, above, or (ii) the date the Participant sells, donates or otherwise transfers the Common Stock subject to the SIR to a nonaffiliate, but in no event later than five years after the applicable Option was exercised, make a payment to the holder of the SIR equal to:

          (a) the decline, if any, in the Fair Market Value of the Common Stock during the applicable period, set forth in Section 7.2, above minus

          (b) the gain, if any, in the Fair Market Value of the Common Stock that occurred during the period beginning immediately subsequent to the applicable period set forth in Section 7.2 and ending at the time of the sale, donation or other transfer of the Common Stock (but in no event more than five years after the applicable Option was exercised), times

                                       23
           (c) the number of shares acquired through the exercise of Options which were accompanied by SIRs and which were sold, donated or otherwise transferred (or for which the five year time period shall have elapsed).

     7.4 Payment in the Event of a Participant's Death. If an SIR recipient dies before receiving payment, any payment due will be paid to the recipient's designated beneficiary or, in the absence thereof, to the recipient's estate as soon as the Common Stock subject to Options that were accompanied by SIRS is sold, donated or transferred, provided that such date shall be no longer than one year after the date of death.

     7.5 Form of payment. Payment of an SIR shall be made in cash, provided that the Company shall retain the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Participant resulting from payment of the SIR.

     7.6 Nontransferability. No SIR granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution. During the lifetime of a Participant, the SIR shall be exercisable only by him, or, in the case of a Participant who is mentally incapacitated, the SIR shall be exercisable by his guardian or legal representative.


                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1 SAR Grants and Agreement. An SAR may be granted (a) with respect to any nonqualified stock option or Incentive Stock Option granted under this Plan, either concurrently with the grant of such option or at such later time as
                                       24
determined by the Committee (as to all or any portion of the shares of Common Stock subject to the option), or (b) alone, without reference to any related option. Each SAR granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a Long-Term Incentive Agreement dated as of the Date of Grant and executed by the Company and the Participant. The Long-Term Incentive Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.

     8.2 Number. Each SAR granted to any Participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 5.3. In the case of an SAR granted with respect to a nonqualified stock option or Incentive Stock Option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the Participant exercises the related option.

     8.3 Duration. Subject to earlier termination in a manner similar to that described in Section 6.3 or Section 6.7, the term of each SAR shall be determined by the Committee, but shall not exceed ten years and one day from the Date of Grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the option, if any, to which it relates is exercisable. No SAR may be exercised during the first six months of its term (or such longer period as may be established by the Committee). Except as provided in the preceding sentence, the Committee may in its discretion accelerate the exercisability of any SAR in a manner similar to that described in Section 6.3.

     8.4 Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the Participant wishes to exercise. Upon receipt of such written notice, the
                                       25
Company shall, within 90 days thereafter, deliver to the exercising Participant certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 8.5.

     8.5 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers of the Company, shall comply with all requirements of the Securities Exchange Act of 1934, as amended, and regulations adopted thereunder), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

     (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, which amount shall equal the Fair Market Value of the Common Stock on the Date of Grant; by

          (b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing only shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash or any combination of cash or Common Stock equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same
                                       26
fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8.6  Restrictions.

          (a) SARs granted hereunder may not be exercised unless and until the Participant shall have been or remained in the employ of the Company or its Subsidiaries for six months (or such longer time as may be established by the Committee) from and after the date such SAR was granted, except as otherwise provided in Section 6.7 and Section 6.10 hereof.

          (b) SARs may be exercised in whole at any time, or in part from time to time, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the SAR with respect to a specified number of shares delivered to the Company at its principal office. A Participant shall pay to the Company in cash or in Common Stock the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Participant resulting from such exercise.

          (c) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an SAR under this Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange or association upon the trading system of which such shares of Common Stock are then listed or traded and under any state securities laws applicable to such Common Stock.

     8.7 Effect of Death or Other Termination of Employment. All provisions contained in Section 6.7 shall have equal applicability to SARs.
                                       27

     8.8 Employment Taxes. The Company shall retain the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Participant resulting from the exercise of the SAR.

     8.9 TRANSFERABILITY OF SARS. No SAR granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, IN WHOLE OR IN PART, EXCEPT (A) by will or BY the laws of descent and distribution, (B) PURSUANT TO A DOMESTIC RELATIONS ORDER, (C) TO ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS (AS DEFINED IN SECTION 6.6), (D) TO A TRUST OR TRUSTS FOR THE EXCLUSIVE BENEFIT OF ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS, (E) TO A PARTNERSHIP IN WHICH ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS ARE THE ONLY MEMBERS, (F) TO A LIMITED PARTNERSHIP IN WHICH ONE OR MORE OF THE PARTICIPANT'S IMMEDIATE FAMILY MEMBERS ARE THE ONLY PARTNERS, (G) TO A PERSON FOR WHOM THE PARTICIPANT IS LEGAL GUARDIAN, (H) TO SUCH OTHER PERSON OR ENTITIES AS MAY BE APPROVED IN WRITING BY THE COMMITTEE PRIOR TO SUCH TRANSFER. SUBSEQUENT TRANSFERS OF AN SAR, OR ANY PORTION THEREOF, MAY ONLY BE MADE IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 8.9 AND MAY BE MADE FROM A TRANSFEREE BACK TO THE PARTICIPANT. FOLLOWING ANY TRANSFER OF AN SAR, OR ANY PORTION THEREOF, SUCH SAR SHALL CONTINUE TO BE SUBJECT TO ALL OF THE TERMS AND CONDITIONS TO WHICH IT WAS SUBJECT IMMEDIATELY PRIOR TO SUCH TRANSFER, INCLUDING THE TERMS AND CONDITIONS RELATING TO THE TERMINATION OF SUCH SAR RESULTING FROM THE PARTICIPANT'S DEATH OR OTHER TERMINATION OF EMPLOYMENT, AND THE COMPANY SHALL HAVE NO OBLIGATION TO NOTIFY ANY TRANSFEREE OF SUCH DEATH OR OTHER TERMINATION OF EMPLOYMENT. EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 8.9, DURING the lifetime of a Participant the SAR shall be exercisable only by him, or, in the case of a Participant who is mentally incapacitated, the SAR shall be exercisable by his guardian or legal representative. NO TRANSFER OF AN SAR BY A PARTICIPANT PURSUANT TO THE PROVISIONS OF THIS SECTION 8.9 SHALL BE EFFECTIVE TO BIND THE COMPANY UNLESS THE COMPANY SHALL HAVE BEEN FURNISHED WITH WRITTEN NOTICE THEREOF AND SUCH OTHER EVIDENCE AS THE COMMITTEE MAY DEEM
                                       28
NECESSARY TO ESTABLISH THE VALIDITY OF THE TRANSFER OR TRANSFERS AND THE ACCEPTANCE OF THE TERMS AND CONDITIONS OF SUCH SAR.


                                   ARTICLE IX

                                RESTRICTED STOCK

     9.1 Restricted Stock Grant and Agreement. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Date of Grant and executed by the Company and the Participant. The Long-Term Incentive Plan Agreement shall specify the Period(s) of Restriction and the time or times at which such period(s) shall lapse with respect to a specified number of shares of Restricted Stock and shall set forth such other terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan. The Periods of Restriction shall not exceed ten years from the Date of Grant of the Restricted Stock.

     9.2 Nontransferability. Except as provided in Section 9.8 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Long-Term Incentive Plan Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Long-Term Incentive Plan Agreement.

                                       29
     9.3 Other Restrictions. The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to a grant of Restricted Stock under this Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange or association upon the trading system of which such shares of Common Stock are then listed or traded and under any state securities laws applicable to such Common Stock.

     9.4 Voting Rights. Participants holding shares of Restricted Stock granted hereunder shall have voting rights with respect to those shares during the Period of Restriction.

     9.5 Dividends and Other Distributions. At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares by the Company, or a specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed on the underlying shares of Common Stock under Sections 9.2 and 9.3 hereof or (ii) the forfeiture of such shares, and shall be held by the Company for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum to be determined by the Committee.
 Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

     9.6 Termination of Employment Due to Retirement. If a Participant's employment with the Company and its Subsidiaries terminates because the Participant shall retire on or after his sixty-fifth birthday, the Period of Restriction applicable to the Restricted Stock pursuant to Section 9.2 hereof shall lapse automatically and, except as otherwise provided pursuant to the
                                       30
provisions contained in Section 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that a Participant terminates his employment with the Company or its Subsidiaries by retiring prior to his sixty-fifth birthday, all shares of Restricted Stock shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive or modify the restrictions remaining on any or all shares of Restricted Stock.

     9.7 Termination of Employment Due to Death or Disability. If a Participant's employment with the Company and its Subsidiaries terminates because of his death or permanent total disability during the Period of Restriction, the Period of Restriction applicable to the Restricted Stock pursuant to Section 9.2 hereof shall lapse automatically and, except as otherwise provided pursuant to the provisions contained in Section 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

     9.8 Termination of Employment for Reasons Other Than Death, Disability or Retirement. If a Participant's employment with the Company and its Subsidiaries terminates for any reason other than those set forth in Sections 9.6 and 9.7 during the Period(s) of Restriction, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company. In the event of an involuntary termination of the employment of a Participant by the Company other than a termination for serious misconduct as defined in Section 6.7(e) the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares.

     9.9 Employment Taxes. The Company shall withhold or the Participant shall pay the Company the full amount of all federal, state and other employment taxes applicable to the taxable income of the Participant at the earlier of (a) the
                                       31
time such rights are not subject to a substantial risk of forfeiture, (b) the time the Participant may transfer the stock free of any substantial risk of forfeiture, or (c) the Participant elects to treat the Restricted Stock as substantially vested pursuant to Section 83(b) of the Internal Code of 1986.
The Participant shall be obligated to advise the Company of any such election.


                                   ARTICLE X

                               TEN-PERCENT OWNERS

     Notwithstanding any other provisions of this Plan, the following terms and conditions shall apply to Incentive Stock Options granted hereunder to a `10-percent owner.' For this purpose, a ``10-percent owner'' shall mean a Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary. With respect to a 10-percent owner:

          (a) the price at which shares of stock may be purchased under an Incentive Stock Option granted pursuant to this Plan shall be not less than 10 percent of the Fair Market Value thereof, said Fair Market Value being determined in the manner described in Section 2.6, above; and

          (b) the period during which any such Incentive Stock Option may be exercised, to be fixed by the Committee in the manner described in Section 6.3, above, shall expire not later than five years from the date the Incentive Stock Option is granted.


                                   ARTICLE XI
                                       32
                                 ANNUAL LIMITS

     Incentive Stock Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise Incentive Stock Options, in any calendar year, for the purchase of shares having a Fair Market Value in excess of $100,000 (determined at the time of grant of the Incentive Stock Options). A Participant hereunder may exercise Incentive Stock Options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the Incentive Stock Options) in a calendar year, but only if the right to exercise such Incentive Stock Options shall have first become available in prior calendar years.

                                  ARTICLE XII

                           OTHER TERMS AND CONDITIONS

Any Incentive Stock Option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Committee, which such terms, together with the terms of this Plan, shall constitute such Incentive Stock Option as an "Incentive Stock Option" within the meaning of Section 422A of the 1986 Internal Revenue Code . and lawful regulations thereunder.


                                  ARTICLE XIII

                               STOCK CERTIFICATES

     13.1 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock received pursuant to a Restricted Stock
                                       33
award or purchased upon the exercise of any Option or SAR granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (c) The lapse of such reasonable period of time following the Period of Restriction or the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience; and

          (d) Satisfaction by the Participant of all applicable withholding taxes or other withholding liabilities.

     13.2 Legends. The Company reserves the right to legend any certificate for shares of Common Stock conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.


                                  ARTICLE XIV

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

     The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify,
                                       34
the Plan; provided, however, that no such action shall impair the rights of any holder of an Option, SAR or SIR or of Restricted Stock theretofore granted; and further provided, that no such action of the Board without approval of the shareholders of the Company may:

          (a) Increase the total number of shares of Common Stock subject to the Plan. except as contemplated in Sections 5.1 and 5.3 hereof,

          (b)  Change the manner of determining the Option price,

          (c) Withdraw the administration of the Plan from the Committee or the Board;

          (d) Extend the maximum Period of Restriction or extend the maximum period or reduce the minimum period during which Options or SARs may be exercised, or

          (e) Change the class of people who may become participants in the Plan;

provided further, that, except to the extent otherwise permitted by Section 6.3, no termination, amendment, or modification of the Plan shall in any manner affect any Restricted Stock, Option, SAR or SIR theretofore awarded or granted under the Plan without the consent of the Participant or permitted transferee of the Option, SAR or SIR or Restricted Stock.

                                   ARTICLE XV
                                 MISCELLANEOUS


                                       35
     15.1 Employment. Nothing in the Plan, in any Option, Restricted Stock, SAR or SIR awarded or granted hereunder, or in any Long-Term Incentive Plan Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

     15.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     15.3 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Participant, his executor, administrator and permitted transferees.

     15.4 Singular, Plural- Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     15.5 Headings NOT Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

     15.6 Effective Date. The Plan shall become effective upon its approval by the holders of a majority of the shares of Common Stock of the Company represented at an annual or special meeting of the shareholders of the Company.

                                       36
     DEKALB GENETICS CORPORATION
     PROXY - ANNUAL MEETING OF STOCKHOLDERS
     January 20, 1998

     PROXY SOLICITED BY THE BOARD OF DIRECTORS


          The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 24, 1997. Bruce P. Bickner and H. Blair White, each with full power of substitution, and acting alone, are hereby constituted proxies of the undersigned and authorized to attend the Annual Meeting of Stockholders of DEKALB Genetics Corporation, a Delaware corporation (the "Company"), to be held at the DeKalb County Farm Bureau, 1350 West Prairie Drive, Sycamore, Illinois 60178, on January 20, 1998 at 3:00 P.M., Central Standard Time, or any adjournment or adjournments of such meeting, and to represent and vote all shares of Class A Common Stock of the Company which the undersigned is entitled to vote:

(1) FOR // election of the four (4) nominees for director named in the accompanying Proxy Statement, namely: Bruce P. Bickner, Dr. Charles J. Arntzen, Virginia Roberts Holt and H. Blair White and for the terms described in the Proxy Statement.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write each such nominee's name below.



     WITHHOLD // authority to vote for all of the aforementioned nominees as director.

                                       37
(2) FOR // AGAINST // ABSTAIN // Approval of the amendment to the Restated Certificate of Incorporation of the Company set forth in the Proxy Statement.

(3) FOR // AGAINST // ABSTAIN // Approval of the amendments to the DEKALB Genetics Corporation Long-Term Incentive Plan set forth in the Proxy Statement.

(4) In their discretion, upon any other business that may properly come before the meeting or adjournment thereof.

          This proxy is revocable. The undersigned hereby revokes any proxy or proxies to vote or act with respect to such shares heretofore given by the undersigned.

          THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED HEREIN AND, IN THE ABSENCE OF SUCH SPECIFICATIONS, WILL BE VOTED FOR PROPOSALS
(1), (2) and (3).


PLEASE MARK, SIGN, DATE AND RETURN      Date:
THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.  //   I expect to attend this meeting.

               //   I do not expect to attend this meeting.






                                       38


               Please sign exactly as your stock is registered.  Joint owners should each sign personally. Executors, administrators, trustees, etc. should so indicate when signing.

     INSTRUCTIONS TO CITIBANK, F.S.B.
     FOR VOTING OF PARTICIPANT'S INTEREST IN THE
     DEKALB GENETICS CORPORATION SAVINGS AND INVESTMENT PLAN

          The undersigned, as a participant in the Company Common Stock Fund of the DEKALB Genetics Corporation Savings and Investment Plan, acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 24, 1997. Furthermore, the undersigned hereby instructs Citibank, F.S.B., as Trustee, (a) to appoint Bruce P. Bickner and H. Blair White, each with full power of substitution, and acting alone, as proxies of the undersigned; (b) to authorize such proxies to attend the Annual Meeting of Stockholders of DEKALB Genetics Corporation, a Delaware corporation (the "Company"), to be held at the DeKalb County Farm Bureau, 1350 West Prairie Drive, Sycamore, Illinois 60178, on January 20, 1998 at 3:00 P.M., Central Standard Time, or any adjournment or adjournments of such meeting; and (c) to instruct such proxies to represent and vote all shares of Class A Common Stock of the Company which the undersigned is entitled to vote:

                         (To be Signed on Reverse Side)
--------------------------------------------------------------------------------
-----------
                                       39

(1) FOR // election of the four (4) nominees for director named in the accompanying Proxy Statement, namely: Bruce P. Bickner, Dr. Charles J. Arntzen, Virginia Roberts Holt and H. Blair White and for the terms described in the Proxy Statement.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write each such nominee's name below.



     WITHHOLD // authority to vote for all of the aforementioned nominees as director.

(2) FOR // AGAINST // ABSTAIN // Approval of the amendment to the Restated Certificate of Incorporation of the Company set forth in the Proxy Statement.

(3) FOR // AGAINST // ABSTAIN // Approval of the amendments to the DEKALB Genetics Corporation Long-Term Incentive Plan set forth in the Proxy Statement.

(4) In their discretion, upon any other business that may properly come before the meeting or adjournment thereof.


          These instructions are revocable. The undersigned hereby revokes any instructions to vote or act with respect to such interest in the Plan heretofore given by the undersigned.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY
                                       40
     USING THE ENCLOSED ENVELOPE.  IF THIS CARD IS NOT COMPLETED
     AND RETURNED ON OR BEFORE JANUARY   , 1998,
                                       --
     THE SHARES REPRESENTING YOUR INTEREST IN THE PLAN WILL NOT BE VOTED.

               Date:

               //   I expect to attend this meeting.

               //   I do not expect to attend this meeting.



                         Signature